UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 – April 30, 2012

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2012

Vanguard Selected Value Fund

> For the six months ended April 30, 2012, Vanguard Selected Value Fund returned about 9%.

> Although the fund performed well, it lagged its benchmark index and the average return for mid-capitalization value funds.

> The fund’s substantial cash position as well as subpar returns from its consumer discretionary holdings dampened relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Trustees Approve Advisory Agreements.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard Selected Value Fund	9.10%
Russell Midcap Value Index	11.48
Mid-Cap Value Funds Average	11.16
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$18.81	$20.17	$0.327	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2012, U.S. stocks rose across the board with little differentiation in terms of market capitalization and a slight edge for value stocks over growth stocks. Vanguard Selected Value Fund returned a solid 9.10% for the half-year, trailing both its benchmark, the Russell Midcap Value Index, and the average return of its mid-cap value fund peers by more than 2 percentage points.

The fund’s substantial cash position created a drag on performance, as did its holdings in the consumer discretionary, materials, and health care sectors.

Please note that shortly after the close of the period, Vanguard announced that it had eliminated the redemption fee for your fund, effective May 23. After carefully analyzing investors’ transactions, the fund’s trustees determined that the fee, which was one of several measures in place to discourage frequent trading, was no longer needed.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

2

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader uncertainties.

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

3

The fund’s strategy meets some resistance
Vanguard Selected Value Fund is actively managed by two advisors. Both seek to invest in mid-sized companies that they believe are significantly undervalued and have attractive long-term earnings potential. When the advisors identify compelling candidates, they tend to invest with conviction, which results in a relatively concentrated portfolio. (The fund held fewer than 70 stocks at the end of the period, compared with more than 500 in its benchmark index.) Such concentrated exposure means that the fund’s absolute return can be very dependent on the performance of a small number of securities. The fund’s relative results can also be heavily influenced by what it doesn’t hold.

For the six months, the fund delivered strong absolute results, but fell short of its comparative standards: the fund returned 9.10% for the period, compared with a return of 11.48% for its benchmark and an average return of 11.16% for peer funds.

By far the greatest drag on performance came from the consumer discretionary sector. Good performances from the fund’s housewares and department store holdings were more than offset by disappointments from gaming and cruise line stocks, the latter being hurt by higher oil prices and less travel in Europe. Relative performance was also hurt by missed opportunities among stocks of homebuilders, which surged during the period as the outlook for the U.S. housing market improved.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.45%	1.31%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Value Funds.

4

The health care sector remained under pressure given the uncertainty surrounding reforms and cost-containment measures. Both the sector as a whole and the fund’s holdings within it underperformed the broad mid-cap market for the six months.

Within the materials sector, the fund’s holdings in paper products and packaging made a positive overall contribution to returns, but the fund’s relative performance was hurt by not being invested in better-performing segments such as chemicals and construction materials, which posted double-digit returns.

The fund’s investments in tobacco stocks paid off during the period, making consumer staples the best-performing sector for the fund in both absolute and relative terms.

Financial stocks, which accounted for more than one-quarter of the fund’s assets, on average, for the period, were among the fund’s best performers. Consumer credit rebounded as prospects for the economy and employment improved, benefiting the fund’s holdings in credit card companies. The fund sat on the sidelines with regard to insurance and real estate stocks, however, which dampened its overall relative return from this sector.

You can find more information on the fund’s positioning and performance for the period in the Advisors’ Report that follows this letter.

A long-term strategy for long-term investors
Seasoned investors recognize the reality that any given strategy works better under some market conditions than it does under others. Vanguard Selected Value Fund’s strategy is by its nature better suited to market conditions in which company fundamentals and earnings prospects drive share prices. More recently, we’ve been in an investment environment in which stocks seem to rise and fall in lockstep in response to the latest financial headlines. As the fund’s solid long-term track record attests, however, a strategy that invests only in those market opportunities the advisors deem most attractive can deliver long-term rewards.

Vanguard Selected Value Fund can play an important role in a well-diversified investment plan for investors who are patient and who accept that more potential return comes with more risk. The fund offers such investors low-cost exposure to a portfolio of seemingly undervalued mid-cap stocks with the potential for substantial earnings appreciation that is managed by a skilled and seasoned set of advisors.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2012

5

Advisors’ Report

For the six months ended April 30, 2012, Vanguard Selected Value Fund returned 9.10%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 21, 2012.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	73	3,103	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	23	973	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	4	169	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:
James P. Barrow, Executive Director

Mark Giambrone, Managing Director

The last six months have seen solid returns in the markets. Economic data continued to show slow but consistent improvement in the U.S., and no major negative headlines came out of Europe or the emerging economies. As is usual in a period of strong upward movement in the market, our portfolio will lag initially as the most distressed or least profitable companies tend to lead the rally up. But it should catch up as time goes on and the markets focus more on solid fundamentals, good valuations, and dividend yields. We continue to like the positioning of the portfolio in anticipation of a consistent and moderate improvement in the economy.

Accordingly, we are overweighted in industrials, energy, health care, and consumer discretionary and have a large weighting in financials. All of these areas are positioned to benefit from an improving economic backdrop while offering solid fundamentals, low valuations, and healthy dividend yields. On the flip side, we are underweighted in consumer staples, utilities, telecommunication services, materials, and information technology.

We believe traditional yield plays, such as utilities and REITs, have had significant runs and don’t provide as much valuation upside or dividend support as they have historically, so we remain underweighted in these sectors.

One disappointing aspect of the last six months has been the lack of merger-and-acquisition activity in the marketplace. We still believe that merger activity will accelerate as a result of healthy corporate balance sheets and the considerable free cash flow being generated by most companies. We also believe that our portfolio is well-positioned to benefit from this acceleration, as demonstrated by our holding in Goodrich, which was acquired by United Technologies last year. While taking longer than we would like, companies are actively seeking ways to unlock value not recognized in the marketplace. An example is ITT, which split into three pieces in hopes that this will lead to a higher overall value. The three pieces, which we still hold, are Xylem, ITT, and Exelis.

Additional benefits of strong balance sheets and cash flows include nice increases in dividends and share repurchases, which have occurred across the portfolio and should continue throughout the year. We believe the portfolio is well-positioned with quality companies that have good earnings and cash flow prospects, pay above-market yields, and have below-market valuations.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

The portfolio at the end of April 2012 continued to meet our criteria of owning a concentrated set of low price-to-tangible-book-value stocks with attractive long-term

7

earnings potential. The portfolio is currently valued at 79% of tangible book value and 7.6 times our estimate of “normalized” earnings. In contrast, the S&P 500 sells at about 400% of tangible book value and 15 times normalized earnings.

The portfolio’s return over the past six months lagged the Russell Midcap Value Index. Companies in industries affected by the rising price of crude oil, such as airlines (Air France-KLM, Southwest) and shippers (Royal Caribbean Cruises, Overseas Shipholding), were some of the largest losers. While Brent crude oil rose 9%, natural gas prices declined 42%. Independent power producers (GenOn, Exelon), who price their product—electricity—based in part on natural gas prices, did poorly. Refiners Tesoro and Valero corrected in recent months because of weaker crack spreads. Stocks that performed well include retailer Dillard’s, which continues to report excellent earnings and is aggressively repurchasing stock; Micron Technology; and three insurance companies, Montpelier Re, CNA Financial, and Everest Re.

We eliminated positions in two stocks, Pinnacle West and Domtar, at substantial gains and above book value. We decreased positions in a number of other strong-performing stocks, including Yamana Gold, CNA Financial, Dillard’s, Montpelier Re, Everest Re, and Tesoro. We increased positions on weakness in Southwest Airlines, Royal Caribbean Cruises, and XL Group. Exelon completed its acquisition of Constellation Energy Group. We added three new names to the portfolio: NRG Energy, Valero Energy, and WPX Energy. All were purchased at substantial discounts to tangible book value. NRG Energy, an independent power producer, and WPX Energy, an energy exploration and production company, stand to benefit should natural gas prices go higher. We expect the current 50:1 Brent crude oil-to-natural gas ratio to contract over time. The price of natural gas should rise from its very depressed level of $2.30 toward all-in costs of $4.50–$5.00 as demand increases and supply is cut back. Improved economics for domestic refiners, due in part to lower costs than foreign competitors face for shale oil feedstock, will help Valero. We expect this company to become more aggressive in its stock repurchase program once capital spending peaks this year.

Insurance remains the most heavily weighted industry, composing 21.7% of the portfolio. Our holdings all have excess capital, and most are wisely repurchasing stock at discounts to book value. Technology is our second-largest weighting, at 16.7%. The two technology holdings—Ingram Micro and Micron Technology—both have excellent balance sheets, which provide a cushion in case of a renewed slowdown and allow them to prosper if technology spending returns to its previous level of growth. Airlines (9.0% of our portfolio) should be helped by continued industry consolidation and strong pricing. Any flattening of oil prices would also help profitability.

8

Selected Value Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	66	528	3,716
Median Market Cap	$6.7B	$7.4B	$36.0B
Price/Earnings Ratio	15.4x	18.4x	16.7x
Price/Book Ratio	1.4x	1.5x	2.3x
Return on Equity	9.8%	9.4%	18.2%
Earnings Growth Rate	2.5%	0.9%	8.6%
Dividend Yield	2.5%	2.3%	2.0%
Foreign Holdings	5.9%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.45%	—	—
30-Day SEC Yield	1.92%	—	—
Short-Term Reserves	4.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.2%	11.9%	12.2%
Consumer Staples	4.8	6.6	9.5
Energy	9.2	6.0	10.5
Financials	28.8	32.2	15.8
Health Care	8.6	5.9	11.5
Industrials	13.9	10.8	10.9
Information
Technology	9.8	8.2	19.5
Materials	3.5	4.7	4.0
Telecommunication
Services	0.1	0.7	2.6
Utilities	8.1	13.0	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.95	0.97
Beta	0.92	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	3.2%
Discover Financial
Services	Consumer Finance	2.7
XL Group plc Class A	Property & Casualty
	Insurance	2.7
Capital One Financial
Corp.	Consumer Finance	2.5
Lorillard Inc.	Tobacco	2.3
Seadrill Ltd.	Oil & Gas Drilling	2.3
Stanley Black & Decker	Industrial
Inc.	Machinery	2.3
Fifth Third Bancorp	Regional Banks	2.3
Coventry Health Care	Managed Health
Inc.	Care	2.2
Molex Inc.	Electronic
	Manufacturing
	Services	2.2
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratio was 0.38%.

9

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Note: For 2012, performance data reflect the six months ended April 30, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	4.08%	2.28%	7.25%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

10

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (91.5%)[1]
Consumer Discretionary (12.2%)
	Royal Caribbean Cruises
	Ltd.	4,910,994	134,414
	Newell Rubbermaid Inc.	4,854,400	88,350
	International Game
	Technology	5,370,100	83,666
*	Hanesbrands Inc.	2,694,900	76,050
	Dillard’s Inc. Class A	907,478	58,587
	Rent-A-Center Inc.	1,340,017	45,842
	Service Corp.
	International	2,627,000	30,420
			517,329
Consumer Staples (4.1%)
	Lorillard Inc.	733,800	99,276
	Reynolds American Inc.	1,846,800	75,405
			174,681
Energy (8.4%)
^	Seadrill Ltd.	2,467,900	96,569
	Murphy Oil Corp.	1,231,800	67,712
^	Golar LNG Ltd.	1,698,147	62,797
	Spectra Energy Corp.	1,664,900	51,179
*	WPX Energy Inc.	1,786,619	31,391
*	Tesoro Corp.	994,184	23,115
	Noble Corp.	224,597	8,548
	Valero Energy Corp.	323,000	7,978
^	Overseas Shipholding
	Group Inc.	472,900	5,533
			354,822
Financials (26.8%)
	Discover Financial
	Services	3,331,400	112,935
	XL Group plc Class A	5,245,700	112,835
	Capital One Financial
	Corp.	1,889,500	104,829
	Fifth Third Bancorp	6,722,100	95,656
	Essex Property Trust Inc.	583,600	92,191
	CNA Financial Corp.	2,823,982	86,470

			Market
			Value
		Shares	($000)
	SLM Corp.	5,721,200	84,845
	Willis Group Holdings plc	2,242,900	81,776
	New York Community
	Bancorp Inc.	5,987,200	80,767
	Ameriprise Financial Inc.	1,106,400	59,978
	Chubb Corp.	737,100	53,860
	PNC Financial Services
	Group Inc.	781,312	51,817
	Annaly Capital
	Management Inc.	2,320,500	37,871
	Everest Re Group Ltd.	357,437	35,422
	Unum Group	1,401,490	33,271
	American National
	Insurance Co.	164,858	11,573
	Montpelier Re Holdings
	Ltd.	150,718	3,093
			1,139,189
Health Care (7.7%)
	Coventry Health Care Inc.	3,168,500	95,023
	Omnicare Inc.	2,648,200	92,263
	Cardinal Health Inc.	1,679,100	70,976
	Cigna Corp.	1,510,700	69,840
			328,102
Industrials (12.9%)
	Stanley Black & Decker
	Inc.	1,317,300	96,374
	Masco Corp.	5,836,700	76,928
	Eaton Corp.	1,552,200	74,785
	SPX Corp.	871,500	66,914
	Dun & Bradstreet Corp.	624,000	48,535
	L-3 Communications
	Holdings Inc.	626,800	46,095
*	JetBlue Airways Corp.	7,389,729	35,101
	Southwest Airlines Co.	3,350,000	27,738
	Xylem Inc.	972,000	27,099
*	Air France-KLM ADR	5,177,864	25,035
	Exelis Inc.	972,000	11,207
	ITT Corp.	486,000	10,915
			546,726

11

Selected Value Fund

		Market
		Value
	Shares	($000)
Information Technology (8.6%)
Molex Inc.	3,364,700	92,832
* Ingram Micro Inc.	4,190,311	81,544
* Micron Technology Inc.	12,321,916	81,201
Western Union Co.	3,087,500	56,748
Xerox Corp.	6,548,400	50,947
		363,272
Materials (3.3%)
Sonoco Products Co.	2,102,300	69,649
Yamana Gold Inc.	4,638,100	68,180
		137,829
Utilities (7.5%)
CenterPoint Energy Inc.	3,839,300	77,592
Xcel Energy Inc.	2,535,300	68,605
Pinnacle West Capital
Corp.	1,164,800	56,318
Exelon Corp.	1,113,003	43,418
ONEOK Inc.	505,100	43,383
NV Energy Inc.	788,340	13,126
* NRG Energy Inc.	600,000	10,200
* GenOn Energy Inc.	3,553,218	7,569
		320,211
Total Common Stocks
(Cost $3,132,541)		3,882,161
Temporary Cash Investments (8.4%)[1]
Money Market Fund (8.2%)
[2,3] Vanguard Market
Liquidity Fund,
0.137%	347,930,507	347,931

		Face	Market
	Amount		Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.120%, 7/27/12	4,000	3,999
5	United States Treasury
	Note/Bond,
	1.375%, 9/15/12	5,000	5,022
			9,021
Total Temporary Cash Investments
	(Cost $356,953)		356,952
	Total Investments (99.9%)
	(Cost $3,489,494)		4,239,113
Other Assets and Liabilities (0.1%)
	Other Assets		39,392
	Liabilities[3]		(33,112)
			6,280
	Net Assets (100%)
Applicable to 210,470,743 outstanding
$.001 par value shares of beneficial
	interest (unlimited authorization)		4,245,393
	Net Asset Value Per Share		$20.17

At April 30, 2012, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		3,639,108
Undistributed Net Investment Income			13,354
	Accumulated Net Realized Losses		(159,908)
Unrealized Appreciation (Depreciation)
	Investment Securities		749,619
	Futures Contracts		3,220
	Net Assets		4,245,393

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,683,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.4% and 4.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is th 7-day yield.
3 Includes $7,965,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $9,021,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1]	45,088
Interest[2]	176
Security Lending	187
Total Income	45,451
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,599
Performance Adjustment	(716)
The Vanguard Group—Note C
Management and Administrative	3,332
Marketing and Distribution	472
Custodian Fees	25
Shareholders’ Reports	19
Trustees’ Fees and Expenses	4
Total Expenses	7,735
Expenses Paid Indirectly	(33)
Net Expenses	7,702
Net Investment Income	37,749
Realized Net Gain (Loss)
Investment Securities Sold	122,132
Futures Contracts	20,842
Realized Net Gain (Loss)	142,974
Change in Unrealized Appreciation (Depreciation)
Investment Securities	171,888
Futures Contracts	(450)
Change in Unrealized Appreciation (Depreciation)	171,438
Net Increase (Decrease) in Net Assets Resulting from Operations	352,161

1 Dividends are net of foreign withholding taxes of $88,000.
2 Interest income from an affiliated company of the fund was $172,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,749	70,108
Realized Net Gain (Loss)	142,974	168,062
Change in Unrealized Appreciation (Depreciation)	171,438	37,302
Net Increase (Decrease) in Net Assets Resulting from Operations	352,161	275,472
Distributions
Net Investment Income	(67,422)	(60,410)
Realized Capital Gain	—	—
Total Distributions	(67,422)	(60,410)
Capital Share Transactions
Issued	290,427	636,966
Issued in Lieu of Cash Distributions	60,262	54,298
Redeemed[1]	(346,362)	(589,231)
Net Increase (Decrease) from Capital Share Transactions	4,327	102,033
Total Increase (Decrease)	289,066	317,095
Net Assets
Beginning of Period	3,956,327	3,639,232
End of Period[2]	4,245,393	3,956,327

1 Net of redemption fees for fiscal 2012 and 2011 of $157,000 and $482,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $13,354,000 and $43,027,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.81	$17.73	$14.78	$12.48	$22.11	$21.38
Investment Operations
Net Investment Income	.185	.334	.250	.254	.390[1]	.400
Net Realized and Unrealized Gain (Loss)
on Investments	1.502	1.037	2.941	2.463	(8.100)	1.700
Total from Investment Operations	1.687	1.371	3.191	2.717	(7.710)	2.100
Distributions
Dividends from Net Investment Income	(.327)	(.291)	(.241)	(.417)	(.370)	(.320)
Distributions from Realized Capital Gains	—	—	—	—	(1.550)	(1.050)
Total Distributions	(.327)	(.291)	(.241)	(.417)	(1.920)	(1.370)
Net Asset Value, End of Period	$20.17	$18.81	$17.73	$14.78	$12.48	$22.11

Total Return[2]	9.10%	7.74%	21.75%	22.77%	-37.79%	10.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,245	$3,956	$3,639	$2,851	$2,422	$4,991
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.45%	0.47%	0.52%	0.38%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.74%	1.52%	1.93%	2.21%	1.74%
Portfolio Turnover Rate	10%	25%	22%	30%	23%	33%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), 0.04%, 0.05%, 0.05%, (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

16

Selected Value Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $716,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $633,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $33,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

17

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,882,161	—	—
Temporary Cash Investments	347,931	9,021	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(596)	—	—
Total	4,229,498	9,021	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	445	155,038	3,079
E-mini S&P 500 Index	June 2012	185	12,891	141

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $298,609,000 to offset future net capital gains of $26,776,000 through October 31, 2016, $249,339,000 through October 31, 2017, and $22,494,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $3,489,494,000. Net unrealized appreciation of investment securities for tax purposes was $749,619,000, consisting of unrealized gains of $937,877,000 on securities that had risen in value since their purchase and $188,258,000 in unrealized losses on securities that had fallen in value since their purchase.

18

Selected Value Fund

H. During the six months ended April 30, 2012, the fund purchased $197,006,000 of investment securities and sold $340,088,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	14,924	33,349
Issued in Lieu of Cash Distributions	3,211	2,899
Redeemed	(17,963)	(31,206)
Net Increase (Decrease) in Shares Outstanding	172	5,042

J. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended April 30, 2012

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,090.98	$1.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.97	1.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, LLC, Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios, and above-average current yields. The firm has advised the fund since its inception in 1996.

Donald Smith & Co., Inc. Founded in 1983, Donald Smith is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith looks for companies in the bottom decile of price/tangible-book ratios that have a positive outlook for earnings potential over the next two to four years. The firm has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer-funds average. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley and Donald Smith in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

22

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley and Donald Smith. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q9342 062012

Semiannual Report | April 30, 2012

Vanguard Mid-Cap Growth Fund

> Vanguard Mid-Cap Growth Fund returned 14.97% for the six months ended April 30, 2012.

> The fund outperformed its benchmark, the Russell Midcap Growth Index, and the average return of mid-cap growth funds.

> Stock selections in the industrial and consumer discretionary sectors powered the fund to its strong showing.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreements.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard Mid-Cap Growth Fund	14.97%
Russell Midcap Growth Index	12.26
Mid-Cap Growth Funds Average	11.24
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$19.40	$21.85	$0.030	$0.353

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2012, Vanguard Mid-Cap Growth Fund returned nearly 15%, well ahead of its benchmark, the Russell Midcap Growth Index, and the average return of its peer funds.

The Mid-Cap Growth Fund benefited from the rally that lifted the broad U.S. stock market throughout most of the period. The fund’s outperformance was attributable in part to the advisors’ strong stock selections in the industrial and consumer discretionary sectors.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

2

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of the emerging markets and the developed markets of the Pacific region.

Municipal securities remained
a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Smaller sector holdings drove the fund’s success
Vanguard Mid-Cap Growth Fund posted a robust return for the first half of the current fiscal year, continuing an upward path that

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

3

began at the end of the previous fiscal year. All of the fund’s nine sectors advanced as U.S. stocks of all sizes turned in strong performances. (The fund doesn’t invest in utilities, a category dominated by value stocks.)

The Mid-Cap Growth Fund continued to concentrate on four sectors—information technology, consumer discretionary, industrials, and health care—which together represent about three-quarters of its assets. Aside from IT, these sectors performed quite well, gaining about 20% each.

Industrial holdings were the leading contributors to the fund’s outperformance, particularly the stocks of companies involved in distribution, aerospace, and machinery. Continued strength in manufacturing was also reflected in the performance of the fund’s handful of materials holdings. These companies, which provide the raw materials needed for industrial purposes, consequently rose 27% for the half-year. However, the advisors underweighted the sector, which somewhat muted the benefits for the fund.

As consumer spending continued to rebound, the fund’s retail stocks did well; the advisors’ picks in the specialty store, automotive, homebuilding, and apparel categories posted strong results. The telecommunications sector, one of the smallest sectors in the benchmark,

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.53%	1.40%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Growth Funds.

4

represents a small pond for the advisors to fish in, and the fund held only one telecom company, which rose sharply (+41%).

The fund’s IT holdings, its largest allocation, rose only about 10%, but that was still enough to outperform the sector in the mid-cap growth arena. The advisors’ selections in application companies did particularly well as business demand for software continued to grow.

The only sector to underperform for the fund was consumer staples. The fund’s holdings rose only 5%, compared with 13% for the sector in the index, but the impact was modest because of the relatively small size of that market segment.

Please read the Advisors’ Report that follows this letter for more information about the fund’s performance and portfolio positioning.

It’s helpful to keep in mind what you can and can’t control
Each of Mid-Cap Growth Fund’s two advisors uses its own fundamental stock selection methodology to choose growth stocks in the mid-cap arena. This has resulted in periods of outperformance and underperformance over the years, as the fund’s positioning often veers from that of its benchmark. The fund’s strategy has done well over time, but as with any actively managed fund, there are periods when performance may trail that of the benchmark or peer funds. Mid-Cap Growth Fund’s record illustrates why we always encourage investors to take a long-term approach.

While market performance is beyond any investor’s control, you can control not just the length of time you remain invested, but the amount you regularly put aside for long-term goals. We delved into this topic recently with Penny Saved, Penny Earned, a Vanguard research paper available at vanguard.com/research. The paper explains how retirement investors give themselves a greater chance of meeting their goals if they increase their savings rate and savings time horizon rather than assuming greater risk in pursuit of higher returns.

In a broader context, history suggests that maintaining a diversified and balanced portfolio with stocks, bonds, and short-term investments in a mix tailored to your goals, time horizon, and tolerance for risk is crucial to long-term investment success. We think Vanguard Mid-Cap Growth Fund, with its experienced advisors and low costs, can play a useful role in such a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2012

5

Advisors’ Report

During the six months ended April 30, 2012, Vanguard Mid-Cap Growth Fund returned 14.97%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 18, 2012.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

The investment environment remains unsettled, with global challenges to growth still unresolved and made more complex by political and fiscal uncertainty. Within markets, however, we continue to observe mostly normal responses to company

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	48	1,064	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	1,051	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	4	97	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

profit reports as investors evaluate fundamentals and growth potential. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-cap companies that demonstrate above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successfully executing growth-oriented business plans.

The portfolio experienced a number of successes in selecting stocks within our top-performing sectors, industrials and energy. United Rentals, a provider of equipment rental services, meaningfully appreciated during the period, driven by solid demand and strong margins. Equipment leasing and rentals offer a less capital-intensive alternative to purchasing during this economically unsteady period. Wesco International, a distributor of electrical and industrial products, benefited from a rebound in its utility and industrial end markets, and the company has exceeded expectations for revenue, margins, and earnings. End-market demand and improving operating efficiencies should continue to drive stronger-than-expected growth.

Good results from Airgas also contributed to performance in the cyclical industrial area. Airgas is experiencing acceleration in its hard goods sales, and implementation of a new operating system is improving pricing discipline and operating efficiency.

Within the energy sector, strong performance in oil and gas production companies, namely Whiting Petroleum and Concho Resources, also aided portfolio performance. The portfolio also benefited from our investment in FleetCor Technologies, a provider of fleet card processing, as a result of solid execution in driving higher revenue per transaction and a beneficial acquisition in December.

Catalyst Health Solutions, a pharmacy benefit manager, rose on news that it was being acquired, at a significant premium, by SXC Health Solutions. Our investment in GNC Holdings, a national retail chain that sells vitamins and sports supplements, also performed well, thanks to strong sales from successful marketing campaigns, new products, and continued strength in the vitamin/nutritional supplement industry.

The sectors detracting the most from our performance were health care and consumer staples. The portfolio is underweighted in biotechnology, an industry that relies heavily on binary outcomes. Elsewhere, AmerisourceBergen reported disappointing earnings results during the period. Performance in the consumer staples sector was also diminished by our underweighted exposure and poor relative performance in the specialty food and candy and household/personal care industries.

Among our other holdings, sales at Tiffany & Co., a global jewelry and accessories retailer, disappointed

7

during the last holiday season. As a result, earnings were below expectations. We continue to view the franchise as one of the best global brands within retail, with appealing long-term growth potential. Cypress Semiconductor, a provider of touch sensors and microcontrollers, also detracted from performance because of weakness in non-Apple tablets and smartphones. IntercontinentalExchange, an operator of derivatives marketplaces and clearinghouses, also underperformed because of soft futures volumes.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

Over the last six months, U.S. mid-cap growth stocks, as measured by the Russell Midcap Growth Index, performed well, and volatility was lower. The economy continued to show gradual improvement with better-than-expected reports on employment, housing, and overall industrial production. Corporate fundamentals remain quite healthy, including recent strength in automotive production and mostly positive takeaways from the latest round of bank stress tests. There were several signs regarding central bankers’ resolve to stimulate demand across the globe, including, on the domestic side, the Federal Reserve’s commitment to maintain a low federal funds rate through 2014.

Also contributing to the optimism was the budding resurgence of U.S. manufacturing competitiveness because of a strong dollar, lower natural gas prices, and rapid foreign wage inflation. Taken together, and despite continued uncertainty in Europe and emerging markets, investor sentiment improved markedly, pushing U.S. stocks higher in the process.

Our performance was helped by selections such as Illumina, a manufacturer of gene sequencing equipment, which announced that it was being acquired by Roche Holding, the large-cap Swiss technology company. SBA Communications, the cellular tower operator, was another solid contributor, especially after the AT&T/ T-Mobile merger was terminated; the company has also benefited from the continuing increase in data demands over cellular networks. Other notable performers included materials holding Airgas, Lululemon Athletica within consumer discretionary, and TransDigm Group in industrials.

Partially offsetting these positive contributors were certain stocks that disappointed during the period. Polypore International, a high-tech filtration company, underperformed as investors questioned the proprietary nature of its battery separation processes and the health of the electronic vehicle market, a key to long-term growth for the company. Green Mountain Coffee Roasters, which has popularized single-cup coffee making,

8

was another weak spot in the portfolio as investors questioned the ultimate size of the single-cup coffee market and the company’s long-term competitive position within the industry. Other meaningful detractors included Silicon Laboratories and Solera Holdings (information technology) and Gentex (consumer discretionary).

Looking forward, the economy’s gradual but steady rebound following the 2008–2009 financial crisis continues to be supportive for prospective equity returns. In addition, valuations are reasonable from a historical context, especially given the extremely low interest rate environment, and it remains hard to argue that investor sentiment is overly optimistic on stocks.

On the other hand, as we have discussed in recent letters, the European sovereign debt crisis and emerging market economies remain high on the list of concerns. The upcoming presidential election and fiscal debates, along with rising gas prices at the pump, are a near-term concern for investor psychology as well.

While we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. In the end, we continue to be confident that our portfolio consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared with the expected growth and consistency of their businesses.

9

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	122	467	3,716
Median Market Cap	$6.7B	$8.5B	$36.0B
Price/Earnings Ratio	23.9x	21.7x	16.7x
Price/Book Ratio	3.6x	3.9x	2.3x
Return on Equity	15.2%	18.3%	18.2%
Earnings Growth Rate	13.4%	10.3%	8.6%
Dividend Yield	0.5%	1.0%	2.0%
Foreign Holdings	0.7%	0.0%	0.0%
Turnover Rate
(Annualized)	98%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.53%	—	—
30-Day SEC Yield	0.00%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	20.5%	20.9%	12.2%
Consumer Staples	3.8	6.0	9.5
Energy	6.6	9.1	10.5
Financials	8.5	6.9	15.8
Health Care	13.9	13.4	11.5
Industrials	16.7	14.8	10.9
Information
Technology	23.5	18.3	19.5
Materials	4.8	8.7	4.0
Telecommunication
Services	1.5	1.6	2.6
Utilities	0.2	0.3	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.96	0.90
Beta	0.93	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Dick's Sporting Goods
Inc.	Specialty Stores	2.5%
Airgas Inc.	Industrial Gases	2.3
TransDigm Group Inc.	Aerospace &
	Defense	1.9
Citrix Systems Inc.	Application
	Software	1.6
Trimble Navigation Ltd.	Electronic
	Manufacturing
	Services	1.6
Perrigo Co.	Pharmaceuticals	1.5
Clean Harbors Inc.	Environmental &
	Facilities Services	1.4
Mead Johnson Nutrition	Packaged Foods &
Co.	Meats	1.4
SBA Communications	Wireless
Corp. Class A	Telecommunication
	Services	1.4
Watson Pharmaceuticals
Inc.	Pharmaceuticals	1.4
Top Ten		17.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratio was 0.54%.

10

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	7.19%	5.67%	6.78%

See Financial Highlights for dividend and capital gains information.

11

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.3%)[1]
Consumer Discretionary (19.6%)
	Dick’s Sporting
	Goods Inc.	1,072,465	54,267
*	AutoZone Inc.	69,905	27,694
	Harley-Davidson Inc.	482,300	25,239
*	Sally Beauty Holdings Inc.	820,610	21,828
	Ross Stores Inc.	348,305	21,452
*	O’Reilly Automotive Inc.	199,000	20,987
*	Bed Bath & Beyond Inc.	283,800	19,977
	GNC Holdings Inc.
	Class A	505,770	19,755
*	CarMax Inc.	627,600	19,374
*	Express Inc.	810,075	19,134
*	Lululemon Athletica Inc.	244,800	18,149
	Harman International
	Industries Inc.	351,913	17,448
	Nordstrom Inc.	285,250	15,934
	Gentex Corp.	722,600	15,875
	Wyndham Worldwide
	Corp.	313,085	15,761
	Interpublic Group of Cos.
	Inc.	1,142,790	13,496
	Ralph Lauren Corp.
	Class A	78,260	13,482
	Starwood Hotels &
	Resorts Worldwide Inc.	185,465	10,979
*	Penn National Gaming Inc.	241,335	10,855
	Group 1 Automotive Inc.	184,550	10,682
*	Panera Bread Co. Class A	66,600	10,517
	Wynn Resorts Ltd.	57,302	7,644
	DR Horton Inc.	413,110	6,754
*	Chipotle Mexican Grill Inc.
	Class A	13,700	5,674
	Lennar Corp. Class A	200,565	5,564
	Tiffany & Co.	79,195	5,422
			433,943

			Market
			Value
		Shares	($000)
Consumer Staples (3.5%)
	Mead Johnson
	Nutrition Co.	370,300	31,683
*	Green Mountain Coffee
	Roasters Inc.	505,045	24,621
	McCormick & Co. Inc.	394,700	22,068
			78,372
Energy (6.2%)
*	Cameron International
	Corp.	412,700	21,151
	Range Resources Corp.	237,800	15,852
*	Southwestern Energy Co.	474,800	14,994
*	Denbury Resources Inc.	751,800	14,314
*	Whiting Petroleum Corp.	248,495	14,214
*	Concho Resources Inc.	130,585	13,996
*	FMC Technologies Inc.	292,800	13,762
*	Oil States International Inc.	130,340	10,372
*	Key Energy Services Inc.	817,880	10,354
	Cabot Oil & Gas Corp.	204,605	7,190
			136,199
Exchange-Traded Fund (0.3%)
^,2	Vanguard Mid-Cap ETF	82,700	6,705

Financials (7.6%)
*	Affiliated Managers
	Group Inc.	263,770	29,970
*	LPL Investment
	Holdings Inc.	616,700	22,133
	Regions Financial Corp.	2,620,075	17,659
	T. Rowe Price Group Inc.	265,200	16,738
*	First Republic Bank	490,700	16,208
	XL Group plc Class A	638,155	13,727
*	IntercontinentalExchange
	Inc.	80,738	10,741
*	Signature Bank	163,500	10,740
	Discover Financial Services	308,929	10,473
*	CBRE Group Inc. Class A	536,585	10,093
	Webster Financial Corp.	381,817	8,679
			167,161

12

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
Health Care (13.2%)
	Perrigo Co.	310,185	32,538
*	Watson Pharmaceuticals
	Inc.	408,280	30,768
*	Cerner Corp.	279,831	22,691
*	IDEXX Laboratories Inc.	239,555	21,064
*	HealthSouth Corp.	933,631	20,904
*	Mylan Inc.	919,475	19,962
*	HMS Holdings Corp.	729,100	17,542
	Agilent Technologies Inc.	392,805	16,569
*	DaVita Inc.	180,500	15,989
*	Intuitive Surgical Inc.	26,325	15,221
*	Catalyst Health Solutions
	Inc.	172,830	14,927
*	Sirona Dental Systems Inc.	254,225	12,841
*	Volcano Corp.	400,575	10,876
*	Regeneron
	Pharmaceuticals Inc.	70,325	9,512
	Humana Inc.	111,995	9,036
*	Jazz Pharmaceuticals plc	123,250	6,289
*	Akorn Inc.	464,800	5,638
*	Waters Corp.	62,000	5,215
*	AMERIGROUP Corp.	74,625	4,609
			292,191
Industrials (15.8%)
*	TransDigm Group Inc.	338,250	42,660
*	Clean Harbors Inc.	467,906	31,930
*,^	United Rentals Inc.	647,340	30,218
*	WESCO International Inc.	394,805	26,211
	JB Hunt Transport
	Services Inc.	411,200	22,752
*	Jacobs Engineering
	Group Inc.	497,900	21,823
*	Stericycle Inc.	242,690	21,017
	AMETEK Inc.	385,500	19,402
	Donaldson Co. Inc.	528,100	18,304
	Gardner Denver Inc.	253,880	16,538
*	Verisk Analytics Inc.
	Class A	315,175	15,428
*,^	Polypore International Inc.	408,475	15,256
	Timken Co.	266,650	15,068
	Hubbell Inc. Class B	132,835	10,659
*	BE Aerospace Inc.	221,415	10,413
	Waste Connections Inc.	320,395	10,326
	Parker Hannifin Corp.	114,615	10,051
	Fastenal Co.	122,535	5,737
*	Old Dominion Freight
	Line Inc.	114,975	5,113
			348,906

			Market
			Value
		Shares	($000)
Information Technology (22.3%)
*	Citrix Systems Inc.	417,655	35,755
*	Trimble Navigation Ltd.	649,536	35,166
	Intuit Inc.	447,630	25,949
	Amphenol Corp. Class A	421,100	24,483
	Solera Holdings Inc.	529,141	23,780
*	Cavium Inc.	700,753	20,504
*	FleetCor Technologies Inc.	510,535	20,192
*	NetApp Inc.	518,300	20,126
*	Ariba Inc.	526,822	20,125
	TE Connectivity Ltd.	516,995	18,850
*	Silicon Laboratories Inc.	530,568	18,830
	VeriSign Inc.	407,900	16,769
*	MICROS Systems Inc.	280,837	15,960
*	SolarWinds Inc.	328,700	15,419
*	Genpact Ltd.	902,274	15,050
*	Cognizant Technology
	Solutions Corp. Class A	204,040	14,960
	Avago Technologies Ltd.	424,580	14,639
	Activision Blizzard Inc.	1,063,370	13,685
*	TIBCO Software Inc.	410,300	13,499
*	Parametric Technology
	Corp.	620,190	13,384
*	Nuance Communications
	Inc.	526,220	12,861
*	Concur Technologies Inc.	207,757	11,751
*	VeriFone Systems Inc.	237,075	11,294
*	Fiserv Inc.	148,770	10,457
*	CommVault Systems Inc.	198,900	10,357
*	Aruba Networks Inc.	485,500	10,254
*	Informatica Corp.	216,580	9,967
*	Teradata Corp.	105,755	7,379
*	Salesforce.com Inc.	41,190	6,414
*	FEI Co.	89,228	4,476
			492,335
Materials (4.4%)
	Airgas Inc.	547,340	50,158
	Ecolab Inc.	478,810	30,496
	Ashland Inc.	269,850	17,775
			98,429
Telecommunication Services (1.4%)
*	SBA Communications
	Corp. Class A	579,500	31,142
Total Common Stocks
(Cost $1,633,431)			2,085,383

13

Mid-Cap Growth Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.0%)
[3,4] Vanguard Market
Liquidity Fund,
0.137%	133,496,354	133,496

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.120%, 7/27/12	1,000	1,000
[6,7] Freddie Mac Discount
Notes, 0.150%, 8/27/12	500	500
[6,7] Freddie Mac Discount
Notes, 0.145%, 9/17/12	4,000	3,997
		5,497
Total Temporary Cash Investments
(Cost $138,993)		138,993
Total Investments (100.6%)
(Cost $1,772,424)		2,224,376
Other Assets and Liabilities (-0.6%)
Other Assets		40,825
Liabilities[4]		(53,350)
		(12,525)
Net Assets (100%)
Applicable to 101,250,514 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,211,851
Net Asset Value Per Share		$21.85

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,694,815
Overdistributed Net Investment Income	(4,454)
Accumulated Net Realized Gains	69,136
Unrealized Appreciation (Depreciation)
Investment Securities	451,952
Futures Contracts	402
Net Assets	2,211,851

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $10,113,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $10,493,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,197,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	3,959
Interest[2]	86
Security Lending	42
Total Income	4,087
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,154
Performance Adjustment	367
The Vanguard Group—Note C
Management and Administrative	2,524
Marketing and Distribution	243
Custodian Fees	20
Shareholders’ Reports	5
Trustees’ Fees and Expenses	2
Total Expenses	5,315
Expenses Paid Indirectly	(38)
Net Expenses	5,277
Net Investment Income (Loss)	(1,190)
Realized Net Gain (Loss)
Investment Securities Sold[2]	62,990
Futures Contracts	11,434
Realized Net Gain (Loss)	74,424
Change in Unrealized Appreciation (Depreciation)
Investment Securities	205,631
Futures Contracts	(2,765)
Change in Unrealized Appreciation (Depreciation)	202,866
Net Increase (Decrease) in Net Assets Resulting from Operations	276,100

1 Dividends are net of foreign withholding taxes of $6,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $81,000, $68,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(1,190)	3,537
Realized Net Gain (Loss)	74,424	253,006
Change in Unrealized Appreciation (Depreciation)	202,866	(102,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	276,100	154,052
Distributions
Net Investment Income	(2,808)	(1,806)
Realized Capital Gain	(33,038)	—
Total Distributions	(35,846)	(1,806)
Capital Share Transactions
Issued	303,286	603,585
Issued in Lieu of Cash Distributions	34,905	1,759
Redeemed	(170,197)	(515,747)
Net Increase (Decrease) from Capital Share Transactions	167,994	89,597
Total Increase (Decrease)	408,248	241,843
Net Assets
Beginning of Period	1,803,603	1,561,760
End of Period[1]	2,211,851	1,803,603

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,454,000) and ($456,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$19.40	$17.54	$13.86	$11.82	$20.90	$19.12
Investment Operations
Net Investment Income (Loss)	(.009)	.040[1]	.001	.021[2]	.035	.044
Net Realized and Unrealized Gain (Loss)
on Investments	2.842	1.840	3.697	2.059	(8.024)	4.455
Total from Investment Operations	2.833	1.880	3.698	2.080	(7.989)	4.499
Distributions
Dividends from Net Investment Income	(.030)	(.020)	(.018)	(.040)	(.045)	(.044)
Distributions from Realized Capital Gains	(.353)	—	—	—	(1.046)	(2.675)
Total Distributions	(.383)	(.020)	(.018)	(.040)	(1.091)	(2.719)
Net Asset Value, End of Period	$21.85	$19.40	$17.54	$13.86	$11.82	$20.90

Total Return[3]	14.97%	10.72%	26.70%	17.70%	-40.02%	26.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,212	$1,804	$1,562	$1,229	$881	$1,289
Ratio of Total Expenses to
Average Net Assets[4]	0.54%	0.53%	0.51%	0.60%	0.55%	0.56%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.05%)	0.20%[1]	0.00%	0.16%[2]	0.20%	0.27%
Portfolio Turnover Rate	98%	127%	88%	125%	85%	70%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.11%, respectively, resulting from a special dividend from Verisign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, (0.01%), 0.02%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Mid-Cap Growth Fund

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell Midcap Growth Index. The basic fee of Chartwell Investment Parters, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $367,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $317,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $38,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,085,383	—	—
Temporary Cash Investments	133,496	5,497	—
Futures Contracts—Liabilities[1]	(599)	—	—
Total	2,218,280	5,497	—
1 Represents variation margin on the last day of the reporting period.

19

Mid-Cap Growth Fund

F. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	June 2012	685	67,788	185
S&P 500 Index	June 2012	39	13,588	178
E-mini S&P 500 Index	June 2012	70	4,878	39

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2012, the cost of investment securities for tax purposes was $1,772,424,000. Net unrealized appreciation of investment securities for tax purposes was $451,952,000, consisting of unrealized gains of $465,020,000 on securities that had risen in value since their purchase and $13,068,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2012, the fund purchased $1,011,625,000 of investment securities and sold $915,842,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	14,843	30,883
Issued in Lieu of Cash Distributions	1,898	93
Redeemed	(8,478)	(27,015)
Net Increase (Decrease) in Shares Outstanding	8,263	3,961

J. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,149.75	$2.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	2.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Co., L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners, L.P. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy in seeking companies with superior growth potential that are trading at reasonable valuations. Chartwell uses a team approach to managing assets. The team invests in companies that have demonstrated strong earnings-per-share growth and have achieved strong competitive positions while serving a meaningful customer base. The team will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies best positioned for rapid growth, all with an intermediate-term time horizon in mind. Chartwell has advised a portion of the fund since 2006.

William Blair & Company, L.L.C. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm based in Chicago. The firm’s investment process relies on thorough in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of its products or services, its return on equity, its accounting policies, and the quality of the management team. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Chartwell and William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

23

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062012

Semiannual Report | April 30, 2012

Vanguard International ExplorerTM Fund

> For the six months ended April 30, 2012, Vanguard International Explorer Fund returned more than 6%, well ahead of its benchmark index but behind the average return of its peer group.

> Small-capitalization stocks in markets abroad lagged their U.S. counterparts as concerns about slowing economic activity outside the United States dampened investors’ expectations.

> Nimble stock selection among financials made it the fund’s best-performing sector relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard International Explorer Fund	6.40%
S&P EPAC SmallCap Index	4.83
International Small-Cap Funds Average	7.75
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$14.41	$14.69	$0.346	$0.213

Chairman’s Letter

Dear Shareholder,

Small-capitalization stocks abroad underperformed their U.S. counterparts for the six months ended April 30, 2012. While the U.S. economy continued to expand, the ongoing debt crisis and austerity measures weighed on Euro-pean markets. And while growth among some of the largest emerging-market economies, such as China, India, and Brazil, remained high compared with that in developed countries, monetary tightening to contain inflation had a dampening effect on them as well.

Vanguard International Explorer Fund’s gain of 6.40% was well ahead of the 4.83% return of its benchmark, the Standard & Poor’s Europe Pacific Asia Composite SmallCap Index. However, the fund lagged the average return of its peers.

Stock selection was strongest compared with the benchmark in financials, and notable as well among European telecom and consumer discretionary stocks. On the other hand, European industrial and materials stocks were among the fund’s greatest detractors. Returns also would have been higher had the U.S. dollar not been strengthening against a number of currencies, including the euro and the yen, during the period.

Please note that shortly after the close of our reporting period, Vanguard announced that it had eliminated the fund’s redemption fee, effective May 23. This 2% fee applied to shares redeemed within two months of purchase, and it was one of several measures in place to discourage frequent trading. The fund’s trustees determined that the fee, one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

Optimism helped buoy U.S. stocks, while doubts plagued markets abroad
The U.S. stock market delivered strong returns on signs of economic acceleration in the United States and strength in corporate earnings, which created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

In contrast, international stock markets managed only modest gains during the six months under review. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region.

By the end of the fiscal half-year, the U.S. market also seemed to be losing some of its buoyancy. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 financial crisis, a reflection of broader economic uncertainties.

The broad U.S. market finished the six-month period up 12.66%, while international stocks returned 2.73%.

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Where the fund invested, and where it didn’t, drove returns
Vanguard International Explorer Fund remained broadly diversified during the six months under review. It was invested in more than 300 stocks representing almost 40 countries. About 55% of its assets were in Europe, about 35% in the developed Pacific Rim, and about 10% in emerging markets.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.42%	1.58%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: International Small-Cap Funds.

Despite their small allocation, emerging markets in aggregate were a key contrib-utor to the fund’s relative outperformance. While the benchmark’s holdings in these markets returned about –7%, the fund was able to generate a gain of about 8% through astute stock selection. Concentrated investments in Indonesia paid off handsomely. So too did the fund’s relatively light investment in South Korea, which, as an export-driven economy, suffered from the weak global demand. Notable underperformers in both the fund and the benchmark were the large markets of China, India, and Brazil, where tighter monetary policy adopted to counter inflationary pressures dampened returns.

The fund bested its benchmark in Europe as well. Returns varied greatly, with some of the more fiscally stable European markets, including Germany, Sweden, and Austria, posting double-digit returns for the fund.

At the same time, the fund shied away from significant investments in some of the markets more scarred by the debt crisis, including Spain, Greece, and Portugal, which boosted its relative performance.

One misstep, however, was stock selection in the United Kingdom, where holdings in the more cyclical industrial and materials sectors were notable detractors.

In the Pacific Rim’s developed markets, the fund underperformed its benchmark. Concentrated investments in the Japanese market, which accounted for more than half of the fund’s assets in this region, performed poorly. Here as well, the fund’s industrial holdings detracted from returns. Stock selection was better in other markets, notably Singapore and Hong Kong.

From a sector perspective, financials turned in the strongest performance for the fund. The implementation of a bailout plan for Greece, along with a move by the European Central Bank to provide liquidity to European banks, helped revive inves-tors’ interest in this beleaguered sector. Notwithstanding the fund’s small allocation to telecommunication services, stocks of wireless service providers also contributed substantially to returns.

Relative to the benchmark, the fund’s industrial sector was its largest detractor. The fund’s holdings in this sector, which accounted for around one-quarter of its assets on average, flagged in light of reduced expectations for economic growth.

For more information on the advisors’ investment strategies, please see the Advisors’ Report following this letter.

The benefit of diversification on a worldwide scale
One of our core investment beliefs at Vanguard is that making sure a portfolio is diversified is a powerful way to manage risk.We need look no further than the past six months for evidence that markets behave differently from one another over time. It makes sense, therefore, that owning a portfolio with broad exposure to a number of markets can help mitigate the impact of the weaker performers while ensuring some participation in those that do better.

Diversifying your portfolio across the U.S. stock market gives you exposure to almost half of the global equity market, and even some exposure to international markets, as many U.S. companies generate revenues abroad. But even broader diversification can work better in terms of managing risk, as a recent Vanguard research paper explains. The authors analyzed more than three decades of market returns and found that a portfolio containing both U.S. and non-U.S. stocks would have experienced lower volatility than a solely domestic portfolio while providing similar returns. (The paper, Considerations for Investing in Non-U.S. Equities, is available at vanguard.com/ research.)

Vanguard International Explorer Fund offers one avenue toward increasing your exposure to markets abroad. Its experienced advisors follow a disciplined, research-intensive strategy to identify small companies outside the United States that, in their judgment, have superior long-term growth prospects. And they do so at a low cost—which is especially important as transaction and investment costs generally remain proportionally higher in foreign markets than in the United States.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 18, 2012

Advisors’ Report

For the six months ended April 30, 2012, Vanguard International Explorer Fund returned 6.40%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the half-year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 21, 2012.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	92	1,820	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	5	102	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	62	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Schroder Investment Management
North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

Although international equities made some modest progress through the six-month review period, they have been volatile, buffeted by conflicting developments in the Eurozone, geopolitical concerns (the Middle East, China), and changing economic data, which appeared to indicate some incipient strength in global activity at the turn of the year, but then faded markedly. Currency exchange rates have generally depressed returns to U.S.-dollar-based investors; among major currencies, only Britain’s pound sterling matched the strength of the dollar, while the euro was weak.

The performance of smaller companies reflected the shifting sentiment, but they managed to make some modest gains relative to large-caps, particularly in Europe and to a lesser extent in Japan. For the six months ended April 30, the S&P Europe Pacific Asia Composite SmallCap Index rose 4.8%, compared with a 2.9% rise in its large/mid-cap counterpart. In terms of sectors, key contributors to small-cap outperformance included information technology, industrials, and energy.

Relative performance for the portfolio has been modestly positive. Stock selection in continental European markets was a key contributor, with some strong showings in telecommunications (Freenet), consumer cyclicals (Byggmax, Forbo), financials (Azimut Holding, IFG Group) and energy (Fugro, Dockwise). Selection in Italy and Germany was strong, while the portfolio benefited from an underweighting in Spain and an overweighting in Ireland.

Selection was also positive in the Pacific Region outside Japan, with the main contribution coming from materials (West China Cement, James Hardie) and additional help supplied by industrials (STX OSV, Beijing Capital Airport, Sembcorp Industries), consumer staples (First Resources), health care (Biosensors International), and infor-mation technology (Computershare).

Selection in Southeast Asia was strong (Ciputra Property, Semen Gresik, Hemaraj Land, Axiata). The main detractor in Asia was Canadian-listed Niko Resources, which investors have been punishing for delays and scaling back in its Indian operations while they overlook the value in its other operations (Indonesia and offshore Central America).

The areas where selection most let us down were the United Kingdom and Japan. In the former, we fell notably short in industrials (CPP Group), energy (Gulfsands Petroleum), and materials; in the latter, the culprits were some of our industrial holdings (Toyo Tanso, Asahi Diamond Industrial, Nippon Thompson), which suffered as investors grew cautious regarding prospects for capital spending in key end markets.

There have been parallels between the opening months of 2012 and those of 2011, with a round of upward revisions in growth expectations occurring in tandem with further rounds of monetary easing, a temporary papering over of euro strains, and a recovery in investor sentiment. The more cautious mood in recent weeks chimes better with our own expectations, given the broader structural constraints to growth in the developed world. One marked difference between the periods, however, is that emerging and Asian markets are generally at a more benign stage in the economic cycle than they were a year ago, given declining inflation and increasing liquidity. Furthermore, overall equity valuations are reasonable by historic standards, irrespective of size.

Our key regional positions have remained relatively stable through the six months as we continue to focus on companies with attractive growth prospects, strong management, and relatively good balance sheets. The portfolio remains underweighted in continental Europe, the United Kingdom, and Japan, and overweighted in emerging markets and the Pacific region ex Japan. We did, however, marginally reduce our exposure to emerging markets as a number of stocks reached our fair-value assessments, while we added to holdings in Europe and the Pacific region outside Japan.

In terms of sectors, the main underweighting remains financials (most notably in Japan and the United Kingdom), with lesser degrees of underweighting in information technology, consumer staples, and utilities. Key overweightings are in consumer cyclicals, energy, and materials.

Wellington Management Company, LLP

Portfolio Manager:
Simon H. Thomas
Senior Vice President and Equity Portfolio Manager

Global equities moved higher during the half-year as investors generally shrugged off lingering uncertainty over Eurozone sovereign debt, focusing instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates “exception-ally low” until at least late 2014 buoyed investors’ appetite for riskier assets. The Greek debt restructuring deal added to the optimism, helping to offset heightened geopolitical risks, a rise in oil prices, and fears of a slowdown in China.

In April, however, global equities retreated for the first time in five months as growing concerns about Spain’s fiscal sustainability overshadowed continued strength in corporate earnings. In addition, increased political uncertainty in Europe, a lackluster

U.S. labor report, and a less dovish tone from the Federal Reserve underpinned a rise in risk aversion among investors.

For the period, our portfolio saw strong relative performances from consumer discretionary, financial, energy, and industrial holdings. Allocation among sectors, which is largely a result of the bottom-up stock selection process, contributed positively as well. At a regional level, the portfolio’s overweighting of Japan and Latin America also supported performance relative to our benchmark.

Top contributors to relative returns were NRW Holdings, Salvatore Ferragamo, and Dufry. Shares of NRW, an Australia-based mining services provider, climbed as the company demonstrated its strength amid economic challenges. In a volatile market environment, investors appreciated how little impact short-term commodity price swings had on NRW’s business, which is growing in line with the long-term structural increase in mining activity. Investors were also pleased by the company’s earnings prospects as it signed long-term contracts with guaranteed payments over the period.

The stock of Salvatore Ferragamo, an Italy-based producer and seller of luxury shoes and handbags, also rose sharply as the company delivered strong earnings in the face of concerns about the European domestic market. The company also announced an optimistic outlook for earnings growth for 2012. We bought Ferragamo stock during the initial public offering, and we continue to hold it. We believe this is a well-positioned midsized global brand with the potential to expand margins further as it gains strength under professional management.

Dufry, based in Switzerland, operates travel retail shops in airports and other travel locations worldwide. Its stock performed strongly over the six-month period as the company beat earnings expectations. Although we trimmed our position to lock in some profits, we continue to hold the stock, as we believe the company will benefit from the structural trend of growth in consumer travel and the privatization of commerce at state-owned airports. Other notable contributors to absolute returns were Babcock International Group and MTU Aero Engines (both industrials).

Among the largest detractors from relative performance during the period were Thomas Cook Group, Chemring Group, and Kongsberg Gruppe. Thomas Cook is a U.K.-based travel agent with a pan-European customer base. The stock dropped sharply over the period as Europeans’ travel spending declined and the company issued a profit warning. Although the company missed its earnings target by only a small amount and has shored up its bank financing, we eliminated the position after the stock rebounded somewhat. This decison was based on the continued risks to the company’s business fundamentals.

Chemring is a U.K.-based company that manufactures disposable military items, such as flares, pyrotechnics, and bullets, deriving 50% of its revenues from the U.S. military. The stock was hurt by concerns about the potential impact of U.S. military budget cuts. We only trimmed our position, because the stock is very cheap at current levels and we have confidence in manage-ment, which has historically allocated capital effectively. Kongsberg, a Norway-based supplier of high-technology systems to the transportation and defense/ aerospace industries, also declined as investors worried about U.S. defense spending. We view this as a temporary issue and see attractive potential in the stock at this inexpensive valuation.

Other notable detractors from returns during the period included Belgian retailer D’Ieteren and DeNA, a Japan-based mobile game developer.

We believe the market environment is improving marginally, but we are concerned that some stocks’ valuations already reflect much of the potential good news. Where valuations of our holdings have become stretched, we have taken profits and recycled them into stocks that have appreciated less but retain our strong conviction. We continue to focus our research at the individual company level, where we seek good business models at attractive valuations that are either being ignored by the market or underestimated by it.

Our portfolio represents a diversified mixture of relatively inexpensive companies that have above-average potential for growth and that possess strong market positions, skilled management teams, and solid balance sheets. Many of the stocks we own remain structural growth stories that are well-positioned to perform across a number of different economic scenarios.

As of the end of the period, our portion of the fund is most overweighted in the consumer discretionary and industrial sectors and is most underweighted in the financials and information technology sectors. On a regional basis, we were most underweighted in Europe. Overweight positions included Japan and select emerging-market countries.

International Explorer Fund

Fund Profile
As of April 30, 2012

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index ex USA
Number of Stocks	323	3,329	1,837
Median Market Cap	$1.5B	$1.6B	$27.6B
Price/Earnings Ratio	16.5x	17.1x	13.5x
Price/Book Ratio	1.3x	1.2x	1.4x
Return on Equity	13.2%	11.4%	17.2%
Earnings Growth Rate	1.3%	3.2%	3.9%
Dividend Yield	2.6%	2.9%	3.3%
Turnover Rate
(Annualized)	25%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.42%	—	—
Short-Term Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index ex USA
Consumer
Discretionary	22.4%	18.2%	9.6%
Consumer Staples	4.2	6.3	10.0
Energy	6.3	3.4	11.4
Financials	14.0	18.2	23.6
Health Care	5.6	5.7	6.9
Industrials	24.6	24.0	10.6
Information
Technology	6.5	9.6	6.6
Materials	13.2	10.9	11.5
Telecommunication
Services	3.0	1.5	5.9
Utilities	0.2	2.2	3.9

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.95
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Fletcher Building Ltd.	Construction
	Materials	1.4%
Freenet AG	Wireless
	Telecommunication
	Services	1.2
Computershare Ltd.	Data Processing &
	Outsourced
	Services	1.2
Kuoni Reisen Holding	Hotels, Resorts &
AG	Cruise Lines	1.2
Helvetia Holding AG	Multi-Line
	Insurance	1.2
Prysmian SPA	Electrical
	Components &
	Equipment	1.1
Azimut Holding SPA	Asset Management
	& Custody Banks	1.1
DCC plc	Industrial
	Conglomerates	1.1
Delta Lloyd NV	Life & Health
	Insurance	1.1
Imtech NV	Construction &
	Engineering	1.1
Top Ten		11.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratio was 0.44%.

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	18.0%	20.9%	15.7%
Germany	7.9	7.6	5.7
France	5.2	7.7	6.0
Switzerland	5.0	7.6	5.8
Netherlands	4.1	2.1	1.6
Italy	3.8	2.3	1.5
Ireland	3.2	0.4	0.2
Norway	1.8	1.1	0.6
Denmark	1.7	1.0	0.8
Austria	1.5	0.4	0.2
Belgium	1.1	0.9	0.7
Other	1.6	7.5	4.5
Subtotal	54.9%	59.5%	43.3%
Pacific
Japan	20.4%	21.0%	14.5%
Australia	8.6	8.5	6.0
Singapore	2.7	1.8	1.2
New Zealand	2.0	0.2	0.1
Hong Kong	1.3	2.6	2.0
Subtotal	35.0%	34.1%	23.8%
Emerging Markets
China	3.2%	0.5%	4.4%
South Korea	1.6	5.0	3.7
Indonesia	1.4	0.0	0.7
Other	3.2	0.0	15.4
Subtotal	9.4%	5.5%	24.2%
North America	0.7%	0.1%	8.3%
Middle East	0.0%	0.8%	0.4%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	-9.63%	-2.54%	9.71%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.1%)[1]
Australia (7.5%)
	Computershare Ltd.	2,788,161	24,318
	Amcor Ltd.	2,338,781	18,254
	Ansell Ltd.	1,137,905	17,518
	Sims Metal
	Management Ltd.	963,554	14,170
	Iluka Resources Ltd.	694,942	12,140
^	MyerHoldings Ltd.	4,977,323	12,134
	Incitec Pivot Ltd.	3,061,378	10,347
	Mirvac Group	6,561,450	8,817
	Transfield Services Ltd.	2,763,958	6,518
^	Fairfax Media Ltd.	7,105,856	5,071
^,*	Mesoblast Ltd.	617,926	4,824
*	Dart Energy Ltd.	15,642,543	4,617
	NRW Holdings Ltd.	447,538	1,889
	James Hardie Industries
	SE	214,130	1,655
	Domino’s Pizza
	Enterprises Ltd.	104,820	1,073
	WorleyParsons Ltd.	34,015	996
*	Karoon Gas Australia Ltd.	128,118	852
	Seek Ltd.	112,136	829
	SkilledGroup Ltd.	309,509	785
	SAI Global Ltd.	136,077	742
	Boral Ltd.	186,570	730
	Monadelphous Group Ltd.	28,304	681
	Cochlear Ltd.	7,466	508
			149,468
Austria (1.4%)
	Mayr Melnhof Karton AG	155,000	15,801
	Rosenbauer International
	AG	113,000	6,716
	Kapsch TrafficCom AG	30,000	2,681
	Andritz AG	25,643	1,344
	Schoeller-Bleckmann
	Oilfield Equipment AG	7,667	684
	Zumtobel AG	34,860	480
			27,706

			Market
			Value
		Shares	($000)
Belgium (1.0%)
	Tessenderlo Chemie NV
	(Voting Shares)	340,000	10,779
	D’ieterenSA/NV	124,184	5,483
	Melexis NV	95,000	1,674
^	UCB SA	20,428	955
	Cie d’Entreprises CFE	11,951	690
*	Tessenderlo Chemie NV	500	—
			19,581
Brazil (0.6%)
	BR Properties SA	593,450	7,410
	Localiza Rent a Car SA	234,823	4,016
	Arezzo Industria e
	Comercio SA	64,000	990
	Brasil Insurance
	Participacoes e
	Administracao SA	32,100	345
			12,761
Canada (0.7%)
	Niko Resources Ltd.	334,368	14,087

China (3.0%)
	Beijing Capital
	International Airport
	Co. Ltd.	14,594,000	9,508
	Jiangsu Expressway
	Co. Ltd.	9,080,000	8,925
^	Ports Design Ltd.	5,670,000	8,331
	Yuexiu Transport
	Infrastructure Ltd.	16,996,000	8,179
	Parkson Retail Group
	Ltd.	7,110,000	7,896
^	West China Cement
	Ltd.	28,628,000	6,869
	Leoch International
	Technology Ltd.	17,090,000	4,247
	EvergreenInternational
	Holdings Ltd.	10,475,000	2,940

International Explorer Fund

			Market
			Value
		Shares	($000)
	Concord Medical
	Services Holdings
	Ltd. ADR	417,538	1,595
	Daphne International
	Holdings Ltd.	740,000	1,052
	Microport Scientific Corp.	1,005,000	473
^	ChinaAutomation Group
	Ltd.	890,000	244
			60,259
Denmark (1.6%)
*	Jyske Bank A/S	440,000	13,787
*	SydbankA/S	770,000	13,392
^	Tryg A/S	76,718	4,283
	DSV A/S	36,811	840
			32,302
Finland (0.1%)
	Nokian Renkaat Oyj	22,619	1,074
	Tikkurila Oyj	40,676	826
			1,900
France (4.7%)
	Groupe Eurotunnel SA	2,300,000	19,352
*	Club Mediterranee	800,000	15,342
^	Bourbon SA	500,000	14,645
	Saft Groupe SA	350,000	9,664
	Medica SA	600,000	9,279
	Alten Ltd.	180,000	5,237
	IPSOS	150,000	4,866
*	Store Electronic	240,000	3,331
*	Lectra	473,549	2,694
	Pierre & Vacances SA	80,000	2,379
	Bollore	6,168	1,337
	CFAO SA	28,756	1,239
	Imerys SA	14,382	820
	Accor SA	21,894	757
	Eurazeo	14,346	736
	Wendel SA	9,585	718
	Vallourec SA	7,130	429
			92,825
Germany (7.3%)
^	Freenet AG	1,400,000	24,349
	RheinmetallAG	368,887	20,729
^	MTU Aero Engines
	Holding AG	204,513	17,232
*	Kabel Deutschland
	Holding AG	200,000	12,609
*	SAF-Holland SA	1,440,000	12,120
	Wirecard AG	600,000	11,132
*	Tipp24 SE	180,000	10,226
*	Tom Tailor Holding AG	480,614	8,942
	Takkt AG	498,200	7,321
*	STRATEC Biomedical AG	114,285	5,443
	XING AG	60,000	4,475
*	RIB Software AG	564,000	3,974
*	Prime Office REIT-AG	500,000	2,698

			Market
			Value
		Shares	($000)
	Cewe Color Holding AG	40,000	1,763
*	Gildemeister AG	33,899	695
^	Delticom AG	7,088	689
	Carl Zeiss Meditec AG	4,309	120
*	CANCOM AG	5,895	104
			144,621
Hong Kong (1.2%)
^	Techtronic Industries Co.	9,067,000	10,883
	Yue Yuen Industrial
	Holdings Ltd.	1,392,000	4,644
	Dah Sing Banking Group
	Ltd.	4,433,000	4,581
	Kerry Properties Ltd.	788,000	3,575
	ASM Pacific Technology
	Ltd.	38,400	519
			24,202
India (0.7%)
	ShriramTransport
	Finance Co. Ltd.	854,218	9,276
*	Gujarat Pipavav Port Ltd.	3,120,130	3,601
			12,877
Indonesia (1.3%)
	Ciputra Property
	Tbk PT	158,055,500	13,575
	Bank Mandiri Persero
	Tbk PT	16,064,000	12,882
			26,457
Ireland (3.1%)
	DCC plc	850,338	21,500
^	Grafton Group plc	2,600,000	11,361
	Irish Continental Group
	plc	550,000	11,144
	Smurfit Kappa Group plc	1,100,000	9,267
^	IFG Group plc	4,000,000	8,009
			61,281
Italy (3.6%)
	Prysmian SPA	1,350,000	21,990
	Azimut Holding SPA	2,200,000	21,614
*	Natuzzi SPA ADR	1,705,086	4,800
*	Brunello Cucinelli SPA	261,524	4,154
^	Amplifon SPA	750,000	4,113
*	Safilo Group SPA	585,250	3,840
*	Sorin SPA	1,960,000	3,680
	Banca Popolare di
	Milano Scarl	4,711,374	2,320
*	Salvatore Ferragamo
	Italia SPA	56,657	1,384
	Cairo Communication SPA 300,000		1,261
	Pirelli & C SPA	67,296	820
*	Yoox SPA	40,728	583
	Immobiliare Grande
	Distribuzione	470,329	503
			71,062

International Explorer Fund

		Market
		Value
	Shares	($000)
Japan (18.8%)
Modec Inc.	753,600	15,767
Musashi Seimitsu
Industry Co. Ltd.	658,800	15,423
Arcs Co. Ltd.	698,800	15,021
Nihon Parkerizing Co. Ltd.	889,000	13,277
Nippon Soda Co. Ltd.	3,065,000	13,233
Unipres Corp.	403,300	12,675
Tokai Tokyo Financial
Holdings Inc.	3,545,000	12,625
Kureha Corp.	2,586,000	12,346
NEC Networks & System
Integration Corp.	766,700	11,411
Nichi-iko Pharmaceutical
Co. Ltd.	513,300	10,652
Nitta Corp.	560,900	10,650
Trusco Nakayama Corp.	493,500	10,467
Accordia Golf Co. Ltd.	13,030	10,111
Tsumura& Co.	377,200	10,079
Glory Ltd.	443,200	9,531
Capcom Co. Ltd.	409,500	9,351
TsuruhaHoldings Inc.	151,800	9,095
Lintec Corp.	446,700	8,630
Hitachi Transport
System Ltd.	451,800	8,268
JSP Corp.	588,600	8,038
Toyo Tanso Co. Ltd.	219,600	8,014
Yushin Precision
Equipment Co. Ltd.	351,800	7,988
Kuroda Electric Co. Ltd.	779,200	7,966
Nippon Thompson Co.
Ltd.	1,399,000	7,736
TsutsumiJewelry Co. Ltd.	255,500	7,474
Nabtesco Corp.	323,900	6,915
Takasago International
Corp.	1,330,000	6,681
AsahiDiamond Industrial
Co. Ltd.	576,100	6,371
Exedy Corp.	208,400	5,857
^ Daido Steel Co. Ltd.	906,000	5,620
ShinkoPlantech Co. Ltd.	640,700	5,411
Koito Manufacturing Co.
Ltd.	346,000	5,354
Aica Kogyo Co. Ltd.	360,400	5,281
Nifco Inc.	163,900	4,409
Nidec Copal Corp.	343,600	4,176
Miura Co. Ltd.	156,700	4,058
Mitsui Sugar Co. Ltd.	1,220,000	3,984
Icom Inc.	120,700	3,021
Fujikura Kasei Co. Ltd.	414,100	2,411
ShinmaywaIndustries Ltd.	492,000	2,380
Nafco Co. Ltd.	122,600	2,214
Shionogi& Co. Ltd.	112,600	1,469
Cosmos Pharmaceutical
Corp.	24,600	1,379

			Market
			Value
		Shares	($000)
^	Kakaku.com Inc.	44,000	1,368
	Nikkiso Co. Ltd.	127,000	1,334
	Benesse Holdings Inc.	24,700	1,226
	Konami Corp.	38,500	1,113
	Hino Motors Ltd.	157,000	1,110
	CyberAgentInc.	343	1,056
	NHK Spring Co. Ltd.	100,800	1,052
	Dena Co. Ltd.	33,300	1,045
	IBJLeasing Co. Ltd.	35,900	975
	Pigeon Corp.	23,700	946
	Don Quijote Co. Ltd.	25,000	917
^	Message Co. Ltd.	257	913
	Sega Sammy Holdings Inc.	41,900	879
	Hitachi Metals Ltd.	66,000	822
	Amada Co. Ltd.	118,000	801
*	Acom Co. Ltd.	35,950	773
	Matsui Securities Co. Ltd.	125,100	765
	Yamato Kogyo Co. Ltd.	26,500	754
*	Kenedix Inc.	4,127	743
	IHICorp.	301,000	728
	Teijin Ltd.	216,000	726
	Mitsubishi Gas Chemical
	Co. Inc.	108,000	708
	Tokyo Ohka Kogyo Co. Ltd.	32,600	701
	Jafco Co. Ltd.	27,100	641
	SquareEnix Holdings Co.
	Ltd.	32,600	638
	Makino Milling Machine
	Co. Ltd.	88,000	637
	Nihon Nohyaku Co. Ltd.	136,000	614
	Mori Seiki Co. Ltd.	60,800	606
	Disco Corp.	10,100	604
	Fuji Heavy Industries Ltd.	79,000	596
	Japan Petroleum
	Exploration Co.	11,900	543
	Hoshizaki Electric Co. Ltd.	22,600	542
	Yaskawa Electric Corp.	61,000	531
	Japan Steel Works Ltd.	80,000	487
^	Start Today Co. Ltd.	29,700	457
	Nippon Denko Co. Ltd.	107,000	449
	Denki Kagaku Kogyo KK	99,000	383
			372,002
Luxembourg (0.1%)
*	Reinet Investments SCA	57,525	1,037
2	O’KeyGroup SA GDR	94,215	831
			1,868
Malaysia (0.5%)
	Axiata Group Bhd.	3,661,300	6,424
	Media Prima Bhd.	5,239,600	4,414
			10,838
Netherlands (3.9%)
	Delta Lloyd NV	1,259,080	21,235
^	Imtech NV	750,000	21,209
*	TomTom NV	2,600,000	12,967

International Explorer Fund

			Market
			Value
		Shares	($000)
	Koninklijke Ten Cate NV	350,000	10,686
*	LBi International NV	1,466,670	5,179
	Mediq NV	372,769	4,945
	Fugro NV	8,311	608
^	HAL Trust	4,877	597
			77,426
New Zealand (1.9%)
	Fletcher Building Ltd.	4,528,369	23,102
*	ChorusLtd.	4,071,719	11,371
^	Fletcher Building Ltd.
	(Australia Shares)	757,764	3,857
			38,330
Norway (1.8%)
	Storebrand ASA	2,300,000	10,340
^	Statoil Fuel & Retail ASA	1,100,000	9,857
*	Dockwise Ltd.	262,776	5,221
*	Morpol ASA	2,310,000	3,847
*	Pronova BioPharma AS	2,611,181	3,271
	Kongsberg Gruppen AS	59,467	1,148
*	Petroleum Geo-Services
	ASA	69,572	1,052
			34,736
Russia (0.1%)
*	Exillon Energy plc	300,000	677
*	Pharmstandard OJSC
	GDR	36,924	646
			1,323
Singapore (2.6%)
	STX OSV Holdings Ltd.	11,129,000	14,306
	Mapletree Industrial
	Trust	11,271,880	10,288
	UOL Group Ltd.	2,683,000	9,778
	SembCorp Industries Ltd.	2,192,000	8,904
	First Resources Ltd.	4,353,000	6,594
	Yanlord Land Group Ltd.	1,705,000	1,589
*	Indofood Agri Resources
	Ltd.	658,000	754
			52,213
South Africa (0.0%)
	AquariusPlatinum Ltd.	136,037	288

South Korea (1.5%)
	Mando Corp.	70,893	11,290
	Hankook Tire Co. Ltd.	231,130	9,751
	BS Financial Group Inc.	764,840	7,832
	Hotel Shilla Co. Ltd.	20,138	939
	Green Cross Corp.	4,107	485
			30,297
Spain (0.4%)
	Pescanova SA	120,000	3,615
*	Codere SA	400,000	3,186
*	Distribuidora Internacional
	de Alimentacion SA	133,854	643
*	Grifols SA	20,025	504
			7,948

			Market
			Value
		Shares	($000)
Sweden (0.9%)
	Byggmax Group AB	2,497,084	15,787
	FinnvedenBulten AB	220,000	1,381
	Electrolux AB Class B	22,890	511
			17,679
Switzerland (4.8%)
	Kuoni Reisen Holding AG	66,250	23,913
	Helvetia Holding AG	65,000	23,314
	Gategroup Holding AG	580,000	19,670
	Forbo Holding AG	18,000	13,024
	Orior AG	225,000	12,298
*	Dufry AG	16,775	2,278
	Adecco SA	12,533	611
			95,108
Taiwan (0.9%)
	Largan Precision Co. Ltd.	377,000	5,938
	Lung Yen Life Service
	Corp.	1,867,000	5,616
	CTCI Corp.	2,801,000	5,392
			16,946
Thailand (0.1%)
	Hemaraj Land and
	Development PCL	29,785,400	2,886

United Kingdom (17.0%)
	Elementis plc	4,900,000	16,545
*	Premier Oil plc	2,400,000	14,605
*	Sports Direct
	International plc	2,950,000	14,472
	WS Atkins plc	1,149,984	13,581
	Millennium & Copthorne
	Hotels plc	1,669,270	13,164
	Ultra Electronics Holdings
	plc	466,600	12,756
	William Hill plc	2,400,000	10,963
	Lamprell plc	1,891,277	10,698
	Dechra Pharmaceuticals
	plc	1,400,000	10,491
	CSR plc	2,800,000	10,478
	John Wood Group plc	772,222	9,806
	Telecom Plus plc	850,000	9,428
	Devro plc	1,860,201	9,310
^,*	London Mining plc	1,800,000	8,739
	SIG plc	5,000,000	8,550
	Premier Farnell plc	2,400,000	8,375
	Grainger plc	4,915,405	7,916
	Inchcape plc	1,300,000	7,723
*	Gulfsands Petroleum plc	3,581,812	7,311
	AMEC plc	350,000	6,463
	Morgan Crucible Co. plc	1,200,000	6,332
*	Spirit Pub Co. plc	7,000,000	6,305
*	LMS Capital plc	6,150,108	5,987
	Booker Group plc	4,500,000	5,770
	National Express Group
	plc	1,609,166	5,661
	Travis Perkins plc	330,000	5,630

International Explorer Fund

			Market
			Value
		Shares	($000)
	Eco Animal Health
	Group plc	1,618,166	5,410
	Daily Mail & General
	Trust plc	800,000	5,407
	Senior plc	1,454,028	5,028
*	Micro Focus International
	plc	650,000	4,908
	Yule Catto & Co. plc	1,250,000	4,722
	Halma plc	700,000	4,603
	Regus plc	2,500,000	4,334
*	BTG plc	650,000	4,010
	Petropavlovsk plc	500,000	3,880
	Pace plc	3,000,000	3,543
	IG Group Holdings plc	459,525	3,453
	Victrex plc	130,000	3,063
	Photo-Me International
	plc	4,158,854	3,057
	CPPGroup plc	3,899,991	2,988
	RM plc	2,034,198	2,740
	Babcock International
	Group plc	186,214	2,513
	QinetiQ Group plc	900,000	2,235
	Highland Gold Mining Ltd.	1,083,333	2,181
	TalkTalk Telecom Group
	plc	1,000,000	2,076
*	Findel plc	32,007,307	1,818
	Speedy Hire plc	3,750,000	1,677
	Domino’s Pizza UK &
	IRL plc	209,666	1,496
	Future plc	7,510,000	1,311
*	Wolfson Microelectronics
	plc	400,000	1,153
	Persimmon plc	112,220	1,145
*	Dechra Pharmaceuticals
	plc Rights	420,000	1,070
	Debenhams plc	736,798	988
	James Fisher & Sons plc	96,872	894
	Rightmove plc	33,650	842
	Hunting plc	50,995	787
	Savills plc	132,144	767
	Hansteen Holdings plc	581,439	692
	TUITravel plc	218,328	677
	Kier Group plc	34,816	659
	Filtrona plc	86,398	652
*	APREnergy plc	39,616	638
	Mears Group plc	148,249	630
	Hays plc	406,772	590
	ChemringGroup plc	79,681	422
	PV Crystalox Solar plc	2,000,000	147
*	Bumi plc	5,217	44
*	Pinnacle Staffing Group
	plc	673,983	—
			336,309
Total Common Stocks
(Cost $1,791,693)			1,847,586

			Market
			Value
		Shares	($000)
Temporary Cash Investments (12.9%)[1]
Money Market Fund (12.3%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.137%	243,733,980	243,734

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Goldman Sachs & Co.
	0.200%, 5/1/12 (Dated
	4/30/12, Repurchase Value
	$4,400,000, collateralized
	by Federal National
	Mortgage Assn. Discount
	Note, 10/15/12)	4,400	4,400

U.S. Government and Agency Obligations (0.4%)
5	Federal Home Loan Bank
	Discount Notes,
	0.130%, 7/20/12	3,000	2,999
6,[7]	Freddie Mac
	Discount Notes,
	0.135%, 8/6/12	5,000	4,998
6,[7]	Freddie Mac
	Discount Notes,
	0.145%, 9/17/12	100	100
			8,097
Total Temporary Cash Investments
(Cost $256,231)			256,231
Total Investments (106.0%)
(Cost $2,047,924)			2,103,817
Other Assets and Liabilities (-6.0%)
Other Assets			19,718
Liabilities[4]			(139,616)
			(119,898)
Net Assets (100%)
Applicable to 135,011,140 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,983,919
Net Asset Value Per Share			$14.69

International Explorer Fund

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,889,944
Undistributed Net Investment Income	3,738
Accumulated Net Realized Gains	34,505
Unrealized Appreciation (Depreciation)
Investment Securities	55,893
Futures Contracts	(993)
Forward Currency Contracts	656
Foreign Currencies	176
Net Assets	1,983,919

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $109,635,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 9.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $116,250,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
7 Securities with a value of $3,399,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1]	18,855
Interest[2]	55
Security Lending	900
Total Income	19,810
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,071
Performance Adjustment	275
The Vanguard Group—Note C
Management and Administrative	1,491
Marketing and Distribution	258
Custodian Fees	203
Shareholders’ Reports	11
Trustees’ Fees and Expenses	2
Total Expenses	4,311
Expenses Paid Indirectly	(16)
Net Expenses	4,295
Net Investment Income	15,515
Realized Net Gain (Loss)
Investment Securities Sold	32,699
Futures Contracts	3,879
Foreign Currencies and Forward Currency Contracts	(1,935)
Realized Net Gain (Loss)	34,643
Change in Unrealized Appreciation (Depreciation)
Investment Securities	58,891
Futures Contracts	(3,784)
Foreign Currencies and Forward Currency Contracts	(645)
Change in Unrealized Appreciation (Depreciation)	54,462
Net Increase (Decrease) in Net Assets Resulting from Operations	104,620

1 Dividends are net of foreign withholding taxes of $919,000.
2 Interest income from an affiliated company of the fund was $50,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,515	49,608
Realized Net Gain (Loss)	34,643	143,890
Change in Unrealized Appreciation (Depreciation)	54,462	(382,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,620	(189,255)
Distributions
Net Investment Income	(48,589)	(35,218)
Realized Capital Gain	(29,912)	—
Total Distributions	(78,501)	(35,218)
Capital Share Transactions
Issued	130,394	477,122
Issued in Lieu of Cash Distributions	70,881	31,579
Redeemed[1]	(430,384)	(532,982)
Net Increase (Decrease) from Capital Share Transactions	(229,109)	(24,281)
Total Increase (Decrease)	(202,990)	(248,754)
Net Assets
Beginning of Period	2,186,909	2,435,663
End of Period[2]	1,983,919	2,186,909

1 Net of redemption fees for fiscal 2012 and 2011 of $39,000 and $79,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $3,738,000 and $37,020,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.41	$15.81	$13.55	$9.52	$24.70	$21.50
Investment Operations
Net Investment Income	.131	.322	.237	.238	.470	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.708	(1.498)	2.225	4.148	(12.110)	4.950
Total from Investment Operations	.839	(1.176)	2.462	4.386	(11.640)	5.430
Distributions
Dividends from Net Investment Income	(.346)	(.224)	(.202)	(.356)	(.620)	(.580)
Distributions from Realized Capital Gains	(.213)	—	—	—	(2.920)	(1.650)
Total Distributions	(.559)	(.224)	(.202)	(.356)	(3.540)	(2.230)
Net Asset Value, End of Period	$14.69	$14.41	$15.81	$13.55	$9.52	$24.70

Total Return[1]	6.40%	-7.60%	18.38%	47.88%	-53.80%	27.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,984	$2,187	$2,436	$1,911	$1,079	$3,252
Ratio of Total Expenses to
Average Net Assets[2]	0.44%	0.42%	0.39%	0.45%	0.36%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.93%	1.67%	2.10%	2.59%	1.99%
Portfolio Turnover Rate	25%	43%	51%	52%	29%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.00%, 0.00%, (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

International Explorer Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. and Wellington Management Co., LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index. The basic fee of Wellington Management Co., LLP, is subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

International Explorer Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $275,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $296,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	33,243	1,814,343	—
Temporary Cash Investments	243,734	12,497	—
Futures Contracts—Liabilities[1]	(143)	—	—
Forward Currency Contracts—Assets	—	718	—
Forward Currency Contracts—Liabilities	—	(62)	—
Total	276,834	1,827,496	—
1 Represents variation margin on the last day of the reporting period.

International Explorer Fund

F. At April 30, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Other Assets	—	718	718
Liabilities	(143)	(62)	(205)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,879	—	3,879
Forward Currency Contracts	—	(1,365)	(1,365)
Realized Net Gain (Loss) on Derivatives	3,879	(1,365)	2,514

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,784)	—	(3,784)
Forward Currency Contracts	—	(266)	(266)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,784)	(266)	(4,050)

At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	June 2012	218	21,911	(498)
Dow Jones EURO STOXX 50 Index	June 2012	602	17,999	(772)
S&P ASX 200 Index	June 2012	138	15,792	327
FTSE 100 Index	June 2012	80	7,424	(50)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Explorer Fund

At April 30, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	6/12/12	JPY	1,799,761	USD	22,550	278
Brown Brothers Harriman & Co.	6/26/12	AUD	12,031	USD	12,449	140
Brown Brothers Harriman & Co.	6/20/12	EUR	9,166	USD	12,135	112
Brown Brothers Harriman & Co.	6/26/12	AUD	8,803	USD	9,109	(62)
Brown Brothers Harriman & Co.	6/20/12	GBP	4,644	USD	7,539	188

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2012, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2012, the fund realized net foreign currency losses of $570,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $362,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at April 30, 2012, had unrealized appreciation of $5,157,000 as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

At April 30, 2012, the cost of investment securities for tax purposes was $2,053,081,000. Net unrealized appreciation of investment securities for tax purposes was $50,736,000, consisting of unrealized gains of $277,464,000 on securities that had risen in value since their purchase and $226,728,000 in unrealized losses on securities that had fallen in value since their purchase.

International Explorer Fund

H. During the six months ended April 30, 2012, the fund purchased $239,486,000 of investment securities and sold $554,165,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	9,292	29,247
Issued in Lieu of Cash Distributions	5,538	1,940
Redeemed	(31,628)	(33,420)
Net Increase (Decrease) in Shares Outstanding	(16,798)	(2,233)

J. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,063.95	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.68	2.21

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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copies of this information, for a fee, by sending a
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publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062012

Semiannual Report | April 30, 2012

Vanguard High Dividend Yield Index Fund

> Vanguard High Dividend Yield Index Fund returned more than 12% for the six months ended April 30, 2012, as U.S. stocks rallied.

> As a result of strong earnings growth, corporate America has continued to boost dividend payments.

> Although welcome, the sharp rise in the prices of dividend-paying stocks was a reminder that these investments can be volatile and can’t be expected to deliver the same price stability generally associated with bonds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	12.62%
ETF Shares
Market Price	12.54
Net Asset Value	12.63
FTSE High Dividend Yield Index	12.69
Equity Income Funds Average	10.21
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$17.30	$19.20	$0.268	$0.000
ETF Shares	43.68	48.46	0.703	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2012, Vanguard High Dividend Yield Index Fund returned 12.62% for Investor Shares and 12.63% for the ETF Shares based on net asset value. The fund’s performance was in line with the return of the FTSE High Dividend Yield Index and ahead of the average return of its peers.

At the end of the period, the 30-day SEC yield of the High Dividend Yield Index Fund’s Investor Shares was 3.17%, more than a full percentage point above the yield of the broader stock market as measured by Vanguard Total Stock Market Fund’s Investor Shares.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

2

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Strong corporate earnings powered the rise in dividends
Despite the global financial and economic dramas, the past few years have been favorable for dividends, as U.S. corporations continued to boost payouts to shareholders

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

3

from rising profits. According to Standard & Poor’s, for example, cash dividend payouts for companies in the S&P 500 Index increased by more than 15% year over year in the first quarter of 2012.

The High Dividend Yield Index Fund delivered strong returns in this favorable environment, closely tracking the FTSE High Dividend Yield Index. All ten index sectors produced positive returns, with eight generating double-digit gains.

For the half-year, financials turned in the best returns, gaining more than 20%. As fears receded a bit about how financial institutions would be affected by the sovereign debt crisis in Europe, commercial banks generated sizable gains.

Consumer staples, the fund’s largest sector allocation, gained more than 10% for the period. Tobacco stocks, boasting high and growing dividends, generated strong performance, as did some food and beverage firms.

Industrials were also strong performers, benefiting from strength in manufacturing and the prospect that cash-rich corporations may be ready to bump up their capital investments.

Health care stocks, particularly pharmaceutical stocks, generated impressive returns for the period. While the industry is facing patent expirations on several blockbuster drugs, strong cash flow continues to support healthy dividends.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.25%	0.13%	1.27%

The fund expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2012, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.11% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Equity Income Funds.

4

The fund’s six-month returns were largely driven by prices
In light of the recent enthusiasm for dividend-paying stocks as a fixed income alternative, both among investors and in the financial press, I’d like to draw your attention to what drove the fund’s six- month returns. Almost 11 percentage points of the Investor Shares’ 12.62% total return came from capital returns— an increase in stock prices. Less than two percentage points of total return was attributable to income.

High-yielding stocks have benefited from both strength in corporate earnings and from investors’ search for alternatives to low-yielding fixed income investments. However, income-seekers should be aware that if they’re substituting dividend-paying stocks for bonds, they’re taking on additional risk.

In the stock market, one period’s gain can give way to loss in the next. Stock prices are, quite simply, volatile. We’re optimistic about the stock market’s long-term prospects, but it would be unwise to expect the same kind of price stability from dividend-paying stocks that we expect from income-producing assets such as bonds and savings accounts.

Save more to help secure your financial future
A decade ago, Jack Brennan, my friend and predecessor as Vanguard’s chairman and chief executive officer, published an insightful book entitled Straight Talk on Investing. My favorite chapter is the one that Jack devoted to the importance of saving. “If you really want to accumulate wealth, live by this aphorism: ‘When in doubt, save it,’” he wrote.

A recent Vanguard research paper affirmed the wisdom of Jack’s advice. The study (Penny saved, penny earned, available at vanguard.com/research) found that retirement investors have a greater likelihood of reaching their goals by increasing their savings rate and savings time horizon. Those two factors, independently or together, can generally provide a higher chance of success than simply counting on the possibility of higher portfolio returns, the study’s authors concluded.

Of course, in emphasizing the value of savings, I’m in no way diminishing the importance of having a sound investment plan and a balanced and diversified portfolio that’s consistent with your goals and your tolerance for risk. Vanguard High Dividend Yield Index Fund can play a valuable role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2012

5

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2012

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VHDYX		VYM
Expense Ratio[1]	0.25%		0.13%
30-Day SEC Yield	3.17%		3.26%

Portfolio Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	437	436	3,716
Median Market Cap $95.1B		$95.1B	$36.0B
Price/Earnings Ratio	14.6x	14.6x	16.7x
Price/Book Ratio	2.3x	2.3x	2.3x
Return on Equity	20.5%	20.5%	18.2%
Earnings Growth Rate	3.2%	3.2%	8.6%
Dividend Yield	3.4%	3.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	5.9%	5.9%	12.2%
Consumer Staples	19.2	19.3	9.5
Energy	12.8	12.8	10.5
Financials	10.3	10.3	15.8
Health Care	12.2	12.2	11.5
Industrials	12.3	12.4	10.9
Information
Technology	9.5	9.3	19.5
Materials	4.1	4.1	4.0
Telecommunication
Services	5.5	5.5	2.6
Utilities	8.2	8.2	3.5

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.91
Beta	1.00	0.81
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	6.4%
Microsoft Corp.	Systems Software	4.3
Chevron Corp.	Integrated Oil &
	Gas	3.4
General Electric Co.	Industrial
	Conglomerates	3.3
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
Johnson & Johnson	Pharmaceuticals	2.8
Procter & Gamble Co.	Household
	Products	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Coca-Cola Co.	Soft Drinks	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Top Ten		34.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratios were 0.23% for Investor Shares and 0.11% for ETF Shares.

6

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2012

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	12.60%	1.74%	2.20%
ETF Shares	11/10/2006
Market Price		12.63	1.88	2.49
Net Asset Value		12.74	1.88	2.49

See Financial Highlights for dividend and capital gains information.

7

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (5.9%)
McDonald’s Corp.	758,002	73,867
Home Depot Inc.	1,147,223	59,415
Time Warner Inc.	721,597	27,031
Time Warner Cable Inc.	233,740	18,804
Carnival Corp.	332,329	10,797
Mattel Inc.	252,018	8,468
Staples Inc.	520,504	8,016
Genuine Parts Co.	115,836	7,504
JC Penney Co. Inc.	158,716	5,723
Garmin Ltd.	108,429	5,110
Darden Restaurants Inc.	95,642	4,790
Autoliv Inc.	65,832	4,130
Whirlpool Corp.	56,557	3,621
Hasbro Inc.	96,038	3,528
Foot Locker Inc.	112,597	3,444
H&R Block Inc.	217,949	3,204
American Eagle
Outfitters Inc.	145,659	2,623
Cablevision Systems Corp.
Class A	167,665	2,485
Gannett Co. Inc.	176,479	2,439
Leggett & Platt Inc.	103,510	2,253
Cinemark Holdings Inc.	84,477	1,940
Brinker International Inc.	58,451	1,839
Guess? Inc.	51,826	1,517
Washington Post Co.
Class B	3,627	1,372
Regal Entertainment Group
Class A	97,291	1,324
Hillenbrand Inc.	46,551	975
Strayer Education Inc.	8,783	867
Bob Evans Farms Inc.	21,885	837
Meredith Corp.	26,831	774
MDC Holdings Inc.	26,612	748
Cooper Tire & Rubber Co.	46,338	693
PF Chang’s China Bistro Inc.	15,769	626
National CineMedia Inc.	40,839	584

		Market
		Value
	Shares	($000)
Cato Corp. Class A	20,580	573
KB Home	65,722	570
Belo Corp. Class A	69,493	468
Ameristar Casinos Inc.	24,255	436
American Greetings Corp.
Class A	26,628	426
^ RadioShack Corp.	73,962	383
CTC Media Inc.	34,984	379
Superior Industries
International Inc.	20,151	345
Stage Stores Inc.	22,532	344
Hot Topic Inc.	31,599	310
Harte-Hanks Inc.	35,536	298
Brown Shoe Co. Inc.	31,245	285
Nutrisystem Inc.	20,998	243
Speedway Motorsports Inc.	12,232	209
		276,617
Consumer Staples (19.2%)
Procter & Gamble Co.	2,044,870	130,136
Coca-Cola Co.	1,684,261	128,543
Philip Morris
International Inc.	1,281,405	114,699
Wal-Mart Stores Inc.	1,923,721	113,326
PepsiCo Inc.	1,163,479	76,790
Kraft Foods Inc.	1,314,323	52,402
Altria Group Inc.	1,530,373	49,293
Colgate-Palmolive Co.	360,190	35,637
Kimberly-Clark Corp.	292,378	22,943
Walgreen Co.	650,055	22,791
General Mills Inc.	476,506	18,531
Lorillard Inc.	97,406	13,178
Reynolds American Inc.	321,572	13,130
HJ Heinz Co.	238,700	12,725
Sysco Corp.	433,647	12,532
Kellogg Co.	200,458	10,137
Sara Lee Corp.	440,290	9,704
Hershey Co.	122,411	8,203
ConAgra Foods Inc.	308,536	7,966
Avon Products Inc.	317,598	6,860
JM Smucker Co.	85,122	6,778

8

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Clorox Co.	96,597	6,772
	Dr Pepper Snapple
	Group Inc.	157,838	6,405
	Campbell Soup Co.	178,766	6,048
	McCormick & Co. Inc.	89,155	4,985
	Molson Coors Brewing Co.
	Class B	116,257	4,834
	Safeway Inc.	199,378	4,053
	Flowers Foods Inc.	100,648	2,159
	Snyders-Lance Inc.	37,434	969
	SUPERVALU Inc.	157,452	935
	B&G Foods Inc. Class A	35,563	791
	Universal Corp.	17,191	788
	WD-40 Co.	11,913	537
	Vector Group Ltd.	29,443	511
	Weis Markets Inc.	8,032	358
	Nash Finch Co.	9,116	229
			906,678
Energy (12.8%)
	Exxon Mobil Corp.	3,507,542	302,841
	Chevron Corp.	1,491,863	158,973
	ConocoPhillips	952,339	68,216
	Williams Cos. Inc.	438,252	14,914
	Spectra Energy Corp.	483,934	14,876
	Marathon Petroleum Corp.	265,303	11,039
	Valero Energy Corp.	416,546	10,289
	Linn Energy LLC	147,521	5,938
^	Kinder Morgan Inc.	127,150	4,565
†	WPX Energy Inc.	146,165	2,568
	Copano Energy LLC	53,671	1,918
	Arch Coal Inc.	158,618	1,548
	Teekay Corp.	40,416	1,459
	Targa Resources Corp.	23,628	1,136
	Ship Finance
	International Ltd.	43,732	606
	Nordic American
	Tankers Ltd.	39,283	570
	Crosstex Energy Inc.	26,286	392
	Overseas Shipholding
	Group Inc.	22,683	265
	Knightsbridge Tankers Ltd.	18,045	229
	Penn Virginia Corp.	33,453	171
	Tsakos Energy
	Navigation Ltd.	25,501	162
			602,675
Financials (10.3%)
	JPMorgan Chase & Co.	2,827,757	121,537
	PNC Financial Services
	Group Inc.	391,484	25,963
	Bank of New York
	Mellon Corp.	902,431	21,342
	Prudential Financial Inc.	349,771	21,175
	ACE Ltd.	249,709	18,970
	Travelers Cos. Inc.	292,522	18,815

		Market
		Value
	Shares	($000)
BB&T Corp.	516,920	16,562
Aflac Inc.	350,379	15,781
Chubb Corp.	206,961	15,123
BlackRock Inc.	77,611	14,869
Marsh & McLennan
Cos. Inc.	403,102	13,484
Allstate Corp.	370,826	12,360
Fifth Third Bancorp	682,985	9,719
Northern Trust Corp.	179,368	8,536
Invesco Ltd.	335,539	8,335
M&T Bank Corp.	93,471	8,064
Principal Financial
Group Inc.	224,365	6,208
SLM Corp.	367,689	5,453
NYSE Euronext	193,583	4,985
Willis Group Holdings plc	128,717	4,693
New York Community
Bancorp Inc.	323,986	4,371
Cincinnati Financial Corp.	121,387	4,324
Huntington Bancshares Inc.	642,228	4,296
PartnerRe Ltd.	48,666	3,388
People’s United
Financial Inc.	268,534	3,314
Axis Capital Holdings Ltd.	97,376	3,313
Arthur J Gallagher & Co.	85,687	3,218
Fidelity National
Financial Inc. Class A	163,127	3,143
Hudson City Bancorp Inc.	392,196	2,769
Cullen/Frost Bankers Inc.	45,574	2,687
Commerce Bancshares Inc.	66,209	2,655
Lazard Ltd. Class A	91,375	2,514
Validus Holdings Ltd.	73,730	2,396
First Niagara Financial
Group Inc.	261,634	2,339
Eaton Vance Corp.	85,741	2,255
Erie Indemnity Co. Class A	26,824	2,063
Waddell & Reed
Financial Inc. Class A	64,038	2,048
Hancock Holding Co.	63,101	2,031
Old Republic
International Corp.	192,125	1,912
Jefferies Group Inc.	114,888	1,830
Protective Life Corp.	61,702	1,805
Alterra Capital Holdings Ltd.	75,065	1,796
Valley National Bancorp	138,745	1,748
Federated Investors Inc.
Class B	77,373	1,708
Bank of Hawaii Corp.	34,568	1,690
Aspen Insurance
Holdings Ltd.	52,619	1,490
Capitol Federal Financial Inc.	124,531	1,471
FirstMerit Corp.	81,331	1,366
Hanover Insurance
Group Inc.	33,394	1,348

9

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
StanCorp Financial
Group Inc.	33,170	1,273
Synovus Financial Corp.	589,187	1,237
Endurance Specialty
Holdings Ltd.	30,111	1,210
Trustmark Corp.	47,350	1,205
FNB Corp.	103,637	1,176
Iberiabank Corp.	21,886	1,118
UMB Financial Corp.	22,745	1,093
Symetra Financial Corp.	87,963	1,070
Janus Capital Group Inc.	138,651	1,051
American National
Insurance Co.	14,959	1,050
Kemper Corp.	33,816	1,014
United Bankshares Inc.	37,256	985
Westamerica Bancorporation	21,245	974
Montpelier Re Holdings Ltd.	45,945	943
Mercury General Corp.	20,213	913
Old National Bancorp	70,409	903
CVB Financial Corp.	77,902	901
Northwest Bancshares Inc.	72,675	895
BOK Financial Corp.	15,211	867
Community Bank
System Inc.	29,018	816
Glacier Bancorp Inc.	53,430	796
First Financial
Bankshares Inc.	23,246	787
Park National Corp.	11,401	767
International
Bancshares Corp.	37,821	746
BankUnited Inc.	29,401	723
First Financial Bancorp	42,948	722
Selective Insurance
Group Inc.	40,683	712
Astoria Financial Corp.	73,311	710
Provident Financial
Services Inc.	45,008	662
Tower Group Inc.	29,641	640
Greenhill & Co. Inc.	16,240	631
PacWest Bancorp	26,357	628
Horace Mann
Educators Corp.	29,759	522
Interactive Brokers
Group Inc.	33,777	512
NBT Bancorp Inc.	24,620	506
First Commonwealth
Financial Corp.	78,379	504
Oritani Financial Corp.	34,001	504
BGC Partners Inc. Class A	70,541	492
Brookline Bancorp Inc.	51,552	463
Chemical Financial Corp.	20,417	451
Safety Insurance Group Inc.	11,199	446
Independent Bank Corp.	15,893	446
Maiden Holdings Ltd.	53,435	444
WesBanco Inc.	19,882	407

		Market
		Value
	Shares	($000)
S&T Bancorp Inc.	20,899	391
TrustCo Bank Corp. NY	69,153	378
City Holding Co.	11,098	370
Community Trust
Bancorp Inc.	11,553	369
Dime Community
Bancshares Inc.	26,109	362
United Fire Group Inc.	19,102	329
Republic Bancorp Inc.
Class A	13,834	326
Simmons First National Corp.
Class A	12,863	313
1st Source Corp.	13,467	306
Flushing Financial Corp.	23,236	303
Renasant Corp.	18,677	299
Washington Trust
Bancorp Inc.	11,987	284
Provident New York Bancorp 28,255		238
SY Bancorp Inc.	10,198	237
Tompkins Financial Corp.	6,209	235
First Financial Corp.	7,439	223
Arrow Financial Corp.	8,744	209
Calamos Asset Management
Inc. Class A	15,107	195
Presidential Life Corp.	16,331	189
Bancfirst Corp.	4,513	188
State Auto Financial Corp.	11,793	169
Baldwin & Lyons Inc.	6,730	147
GFI Group Inc.	43,770	144
		484,381
Health Care (12.2%)
Johnson & Johnson	2,043,743	133,027
Pfizer Inc.	5,609,300	128,621
Merck & Co. Inc.	2,287,345	89,755
Abbott Laboratories	1,170,137	72,619
Bristol-Myers Squibb Co.	1,261,057	42,081
Eli Lilly & Co.	855,090	35,392
Medtronic Inc.	785,852	30,020
Baxter International Inc.	419,626	23,252
Becton Dickinson and Co.	156,358	12,266
Lincare Holdings Inc.	64,733	1,580
Owens & Minor Inc.	47,085	1,377
PDL BioPharma Inc.	103,862	653
Computer Programs &
Systems Inc.	8,257	492
Meridian Bioscience Inc.	22,996	473
Landauer Inc.	6,949	366
National Healthcare Corp.	7,781	355
		572,329
Industrials (12.3%)
General Electric Co.	7,856,701	153,834
United Technologies Corp.	676,259	55,210
3M Co.	521,565	46,607
Boeing Co.	551,514	42,356

10

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
United Parcel Service Inc.
Class B	538,518	42,080
Honeywell International Inc.	580,598	35,219
Emerson Electric Co.	547,539	28,768
Lockheed Martin Corp.	240,800	21,802
Illinois Tool Works Inc.	359,589	20,633
General Dynamics Corp.	265,018	17,889
Raytheon Co.	252,933	13,694
Eaton Corp.	248,710	11,983
Northrop Grumman Corp.	188,006	11,897
Waste Management Inc.	342,573	11,716
Stanley Black & Decker Inc.	125,130	9,154
Republic Services Inc.
Class A	275,723	7,546
L-3 Communications
Holdings Inc.	74,345	5,467
Iron Mountain Inc.	138,121	4,195
Masco Corp.	268,069	3,533
Hubbell Inc. Class B	38,998	3,129
Snap-on Inc.	43,159	2,699
Pitney Bowes Inc.	148,710	2,547
Avery Dennison Corp.	79,515	2,543
RR Donnelley & Sons Co.	132,894	1,662
Exelis Inc.	136,756	1,577
Alexander & Baldwin Inc.	30,705	1,571
Watsco Inc.	21,019	1,512
GATX Corp.	34,682	1,487
Harsco Corp.	59,787	1,333
Macquarie Infrastructure
Co. LLC	34,449	1,190
Brady Corp. Class A	36,666	1,138
Healthcare Services
Group Inc.	49,626	1,053
TAL International Group Inc.	24,837	1,026
ABM Industries Inc.	39,820	927
Deluxe Corp.	38,158	909
Mine Safety Appliances Co.	20,387	866
HNI Corp.	33,667	812
^ Seaspan Corp.	43,430	726
Briggs & Stratton Corp.	37,221	674
Aircastle Ltd.	53,720	653
Kaydon Corp.	23,876	586
NACCO Industries Inc.
Class A	5,061	574
Steelcase Inc. Class A	62,481	540
McGrath RentCorp	17,986	529
Knoll Inc.	35,618	527
Albany International Corp.	20,838	502
Copa Holdings SA Class A	6,149	500
AZZ Inc.	9,339	483
American Science &
Engineering Inc.	6,647	434
Mueller Water Products Inc.
Class A	115,817	416

		Market
		Value
	Shares	($000)
China Yuchai
International Ltd.	27,715	393
Textainer Group
Holdings Ltd.	10,790	378
MFC Industrial Ltd.	46,670	349
Apogee Enterprises Inc.	20,761	319
Ennis Inc.	19,425	306
Heidrick & Struggles
International Inc.	13,318	260
US Ecology Inc.	10,202	221
Navios Maritime
Holdings Inc.	56,353	215
CDI Corp.	10,582	188
Schawk Inc. Class A	9,824	132
		581,469
Information Technology (9.5%)
Microsoft Corp.	6,252,990	200,221
Intel Corp.	3,717,986	105,591
Accenture plc Class A	476,962	30,979
Automatic Data
Processing Inc.	363,685	20,228
Applied Materials Inc.	971,647	11,650
Seagate Technology plc	333,940	10,272
Analog Devices Inc.	221,606	8,638
Paychex Inc.	270,724	8,387
Xilinx Inc.	195,323	7,106
KLA-Tencor Corp.	124,903	6,514
Maxim Integrated
Products Inc.	217,122	6,423
Linear Technology Corp.	168,887	5,524
Microchip Technology Inc.	141,918	5,015
Harris Corp.	84,788	3,861
Computer Sciences Corp.	114,289	3,207
Broadridge Financial
Solutions Inc.	91,897	2,133
Diebold Inc.	46,681	1,842
Lexmark International Inc.
Class A	56,033	1,687
Molex Inc.	53,259	1,469
Molex Inc. Class A	59,652	1,366
Intersil Corp. Class A	93,400	959
j2 Global Inc.	35,284	911
EarthLink Inc.	79,558	646
Brooks Automation Inc.	49,314	580
MTS Systems Corp.	11,788	566
Comtech
Telecommunications Corp.	15,203	470
Methode Electronics Inc.	27,704	234
United Online Inc.	49,034	232
Electro Rent Corp.	13,372	208
NAM TAI Electronics Inc.	25,123	125
		447,044

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Materials (4.1%)
EI du Pont de Nemours
& Co.	691,137	36,948
Dow Chemical Co.	874,858	29,640
Freeport-McMoRan
Copper & Gold Inc.	700,190	26,817
Air Products &
Chemicals Inc.	157,692	13,481
LyondellBasell Industries
NV Class A	322,297	13,466
PPG Industries Inc.	113,122	11,905
International Paper Co.	324,910	10,823
Nucor Corp.	235,720	9,243
Southern Copper Corp.	189,797	6,241
Eastman Chemical Co.	101,996	5,505
MeadWestvaco Corp.	127,010	4,041
Sealed Air Corp.	142,726	2,737
RPM International Inc.	96,846	2,573
Bemis Co. Inc.	76,909	2,491
Sonoco Products Co.	74,141	2,456
Packaging Corp. of America	73,320	2,140
Steel Dynamics Inc.	163,084	2,083
Huntsman Corp.	132,750	1,880
Scotts Miracle-Gro Co.
Class A	34,073	1,785
Sensient Technologies Corp.	37,246	1,384
Commercial Metals Co.	85,950	1,270
Olin Corp.	59,358	1,244
Greif Inc. Class A	18,567	996
Worthington Industries Inc.	51,829	925
Gold Resource Corp.	29,508	800
Koppers Holdings Inc.	15,326	596
AMCOL International Corp.	17,509	577
A Schulman Inc.	21,881	538
PH Glatfelter Co.	32,344	504
Myers Industries Inc.	18,789	311
		195,400
Telecommunication Services (5.5%)
AT&T Inc.	4,421,246	145,503
Verizon
Communications Inc.	2,121,415	85,663
CenturyLink Inc.	458,753	17,690
Windstream Corp.	429,392	4,826
Frontier
Communications Corp.	737,236	2,978
Consolidated
Communications
Holdings Inc.	16,578	321
NTELOS Holdings Corp.	11,645	236
USA Mobility Inc.	16,411	212
Shenandoah
Telecommunications Co.	17,841	199
Lumos Networks Corp.	11,553	104
Alaska Communications
Systems Group Inc.	32,841	84
		257,816

		Market
		Value
	Shares	($000)
Utilities (8.2%)
Southern Co.	644,897	29,627
Exelon Corp.	629,758	24,567
Dominion Resources Inc.	423,602	22,108
Duke Energy Corp.	989,141	21,197
NextEra Energy Inc.	313,269	20,159
FirstEnergy Corp.	311,188	14,570
American Electric
Power Co. Inc.	358,546	13,926
PG&E Corp.	307,277	13,576
Consolidated Edison Inc.	216,214	12,854
Public Service Enterprise
Group Inc.	378,471	11,789
PPL Corp.	429,479	11,746
Progress Energy Inc.	217,737	11,588
Sempra Energy	178,648	11,566
Edison International	242,465	10,671
Xcel Energy Inc.	362,315	9,804
Entergy Corp.	131,101	8,595
Northeast Utilities	232,844	8,562
DTE Energy Co.	125,330	7,066
ONEOK Inc.	77,053	6,618
CenterPoint Energy Inc.	313,879	6,343
Wisconsin Energy Corp.	172,128	6,341
Ameren Corp.	179,888	5,899
NiSource Inc.	208,534	5,140
American Water
Works Co. Inc.	129,873	4,447
SCANA Corp.	95,984	4,427
CMS Energy Corp.	192,453	4,424
OGE Energy Corp.	73,000	3,939
Pinnacle West Capital Corp.	80,730	3,903
Alliant Energy Corp.	82,084	3,713
AGL Resources Inc.	86,509	3,411
MDU Resources Group Inc.	139,807	3,207
Pepco Holdings Inc.	169,437	3,206
Integrys Energy Group Inc.	58,027	3,171
National Fuel Gas Co.	61,842	2,926
NV Energy Inc.	174,089	2,899
TECO Energy Inc.	160,024	2,884
Westar Energy Inc.	93,834	2,692
Questar Corp.	132,212	2,611
UGI Corp.	82,735	2,414
Aqua America Inc.	103,042	2,340
Atmos Energy Corp.	67,031	2,184
Great Plains Energy Inc.	100,457	2,051
Hawaiian Electric
Industries Inc.	71,433	1,896
Cleco Corp.	45,406	1,853
Vectren Corp.	60,881	1,793
Piedmont Natural
Gas Co. Inc.	53,423	1,628
WGL Holdings Inc.	38,180	1,531
IDACORP Inc.	37,237	1,517
Portland General Electric Co.	55,895	1,444
Southwest Gas Corp.	34,055	1,431

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
New Jersey Resources Corp.	30,860	1,334
UIL Holdings Corp.	37,568	1,291
ALLETE Inc.	27,938	1,151
Avista Corp.	43,082	1,139
PNM Resources Inc.	59,303	1,113
South Jersey Industries Inc.	22,302	1,098
Black Hills Corp.	32,650	1,078
UniSource Energy Corp.	27,330	995
NorthWestern Corp.	26,820	953
El Paso Electric Co.	30,040	920
Northwest Natural Gas Co.	19,799	905
MGE Energy Inc.	17,103	782
CH Energy Group Inc.	11,051	725
Laclede Group Inc.	16,729	659
Empire District Electric Co.	31,328	643
Otter Tail Corp.	26,772	588
California Water
Service Group	30,971	561
American States Water Co.	13,963	509
Central Vermont Public
Service Corp.	9,980	352
SJW Corp.	10,341	249
		385,299
Total Common Stocks
(Cost $4,154,815)		4,709,708
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.137%
(Cost $4,843)	4,842,848	4,843
Total Investments (100.1%)
(Cost $4,159,658)		4,714,551
Other Assets and Liabilities (-0.1%)
Other Assets		13,028
Liabilities[1]		(17,468)
		(4,440)
Net Assets (100%)		4,710,111

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,180,519
Undistributed Net Investment Income	9,497
Accumulated Net Realized Losses	(34,798)
Unrealized Appreciation (Depreciation)	554,893
Net Assets	4,710,111

Investor Shares—Net Assets
Applicable to 65,444,738 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,256,261
Net Asset Value Per Share—
Investor Shares	$19.20

ETF Shares—Net Assets
Applicable to 71,277,253 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,453,850
Net Asset Value Per Share—
ETF Shares	$48.46

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,670,000.
† Non-income-producing security—new issue that has not paid a dividend as of April 30, 2012.
1 Includes $4,843,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends	62,064
Interest[1]	3
Security Lending	191
Total Income	62,258
Expenses
The Vanguard Group—Note B
Investment Advisory Services	122
Management and Administrative—Investor Shares	916
Management and Administrative—ETF Shares	799
Marketing and Distribution—Investor Shares	117
Marketing and Distribution—ETF Shares	326
Custodian Fees	236
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—ETF Shares	65
Trustees’ Fees and Expenses	1
Total Expenses	2,591
Net Investment Income	59,667
Realized Net Gain (Loss) on Investment Securities Sold	32,573
Change in Unrealized Appreciation (Depreciation) of Investment Securities	346,094
Net Increase (Decrease) in Net Assets Resulting from Operations	438,334
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,667	57,892
Realized Net Gain (Loss)	32,573	38,362
Change in Unrealized Appreciation (Depreciation)	346,094	99,015
Net Increase (Decrease) in Net Assets Resulting from Operations	438,334	195,269
Distributions
Net Investment Income
Investor Shares	(14,906)	(14,728)
ETF Shares	(41,262)	(39,464)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(56,168)	(54,192)
Capital Share Transactions
Investor Shares	390,017	427,787
ETF Shares	1,192,838	995,652
Net Increase (Decrease) from Capital Share Transactions	1,582,855	1,423,439
Total Increase (Decrease)	1,965,021	1,564,516
Net Assets
Beginning of Period	2,745,090	1,180,574
End of Period[1]	4,710,111	2,745,090
1 Net Assets—End of Period includes undistributed net investment income of $9,497,000 and $5,998,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months						Nov. 16,
	Ended					2006[1] to
For a Share Outstanding	April 30,				Year Ended October 31,	Oct. 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.30	$15.94	$14.15	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.269	.489	.415	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.899	1.355	1.792	(.070)	(7.409)	1.477
Total from Investment Operations	2.168	1.844	2.207	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.268)	(.484)	(.417)	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.268)	(.484)	(.417)	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$19.20	$17.30	$15.94	$14.15	$14.20	$21.61

Total Return[3]	12.62%	11.70%	15.79%	3.27%	-32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,256	$761	$296	$155	$77	$67
Ratio of Total Expenses to
Average Net Assets	0.23%	0.25%	0.30%	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to
Average Net Assets	3.13%	3.04%	2.86%	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	20%	16%	34%	20%	11%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months						Nov. 10,
	Ended					2006[1] to
For a Share Outstanding	April 30,				Year Ended October 31,	Oct. 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$43.68	$40.22	$35.70	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	.705	1.283	1.092	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.778	3.442	4.527	(.198)	(18.703)	4.190
Total from Investment Operations	5.483	4.725	5.619	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(.703)	(1.265)	(1.099)	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.703)	(1.265)	(1.099)	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$48.46	$43.68	$40.22	$35.70	$35.84	$54.55

Total Return	12.63%	11.88%	15.93%	3.38%	-32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,454	$1,984	$884	$430	$161	$115
Ratio of Total Expenses to
Average Net Assets	0.11%	0.13%	0.18%	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.16%	2.98%	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	20%	16%	34%	20%	11%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $656,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

High Dividend Yield Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2012, the fund realized $31,115,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $24,934,000 to offset future net capital gains through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $4,159,658,000. Net unrealized appreciation of investment securities for tax purposes was $554,893,000, consisting of unrealized gains of $573,151,000 on securities that had risen in value since their purchase and $18,258,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2012, the fund purchased $2,124,429,000 of investment securities and sold $538,274,000 of investment securities, other than temporary cash investments.

19

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2012	October 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	537,508	29,533	579,720	34,357
Issued in Lieu of Cash Distributions	12,696	695	12,415	744
Redeemed	(160,187)	(8,746)	(164,348)	(9,739)
Net Increase (Decrease)—Investor Shares	390,017	21,482	427,787	25,362
ETF Shares
Issued	1,360,330	29,648	1,021,990	24,047
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(167,492)	(3,800)	(26,338)	(600)
Net Increase (Decrease)—ETF Shares	1,192,838	25,848	995,652	23,447

G. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,126.22	$1.22
ETF Shares	1,000.00	1,126.30	0.58
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.72	$1.16
ETF Shares	1,000.00	1,024.32	0.55

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group Inc., Vanguard—through its Equity Investment Group— serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“FTSE®” is a trademark jointly owned by the London
Direct Investor Account Services > 800-662-2739	Stock Exchange plc and The Financial Times Limited
and is used by FTSE International Limited under license.
Institutional Investor Services > 800-523-1036	The FTSE High Dividend Yield Index is calculated by
Text Telephone for People	FTSE International Limited. FTSE International Limited
With Hearing Impairment > 800-749-7273	does not sponsor, endorse, or promote the fund; is not
in any way connected to it; and does not accept any
This material may be used in conjunction	liability in relation to its issue, operation, and trading.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.